Exhibit 10.3

EXHIBIT A

FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE

$	, 2007

FOR VALUE RECEIVED, the undersigned (collectively, “Maker”), hereby promise to pay to                                          (“Payee”), or order, in accordance with the terms of that certain Credit Agreement, dated as of August 7, 2007, as from time to time in effect, among Safari Ventures LLC, the Subsidiary Borrowers, KeyBank National Association, for itself and as Agent, and such other Lenders as may be from time to time named therein (the “Credit Agreement”), to the extent not sooner paid, on or before the Revolving Credit Maturity Date, the principal sum of             ($            ), or such amount as may be advanced by the Payee under the Credit Agreement as a Revolving Credit Loan with daily interest from the date thereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Payments hereunder shall be made to the Agent for the Payee at 127 Public Square, Cleveland, Ohio 44114-1306, or at such other address as Agent may designate from time to time.

This Note is one of one or more Revolving Credit Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the Revolving Credit Maturity Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Maker and the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Maker and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Maker, such excess shall be refunded to the undersigned

Maker. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the undersigned Maker (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned Maker and the Lenders and the Agent.

In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

This Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the laws of the State of New York.

The undersigned Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

This Note is delivered in amendment and restatement of the Original Note.

IN WITNESS WHEREOF, the undersigned has by its duly authorized officer executed this Note on the day and year first above written.

SAFARI VENTURES LLC, a Delaware limited liability company

By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

	By:	Panda Interests LLC,
a Virginia limited liability company, its Managing Member

By:
		Name:	Lammot J. du Pont
		Title:	Manager
(SEAL)

[Signatures Continued On Next Page]

RHINO EQUITY LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company, its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

QUILL EQUITY LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LEMUR PROPERTIES LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

[Signatures Continued On Next Page]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

PORPOISE VENTURES LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

EXHIBIT B

FORM OF SWING LOAN NOTE

$25,000,000.00	, 2007

FOR VALUE RECEIVED, the undersigned (collectively, “Maker”), hereby promise to pay to                                          (“Payee”), or order, in accordance with the terms of that certain Credit Agreement, dated as of August 7, 2007, as from time to time in effect, among Safari Ventures LLC, the Subsidiary Borrowers, KeyBank National Association, for itself and as Agent, and such other Lenders as may be from time to time named therein (the “Credit Agreement”), to the extent not sooner paid, on or before the Revolving Credit Maturity Date, the principal sum of Twenty-Five Million and No/100 Dollars ($25,000,000.00), or such amount as may be advanced by the Payee under the Credit Agreement as a Swing Loan with daily interest from the date thereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Payments hereunder shall be made to the Agent for the Payee at 127 Public Square, Cleveland, Ohio 44114-1306, or at such other address as Agent may designate from time to time.

This Note is one of one or more Swing Loan Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the Revolving Credit Maturity Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Maker and the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Maker and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Maker, such excess shall be refunded to the undersigned

Maker. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the undersigned Maker (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned Maker and the Lenders and the Agent.

In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

This Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the laws of the State of New York.

The undersigned Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

IN WITNESS WHEREOF, the undersigned has by its duly authorized officer executed this Note on the day and year first above written.

SAFARI VENTURES LLC, a Delaware limited liability company

By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

	By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
		Name:	Lammot J. du Pont
		Title:	Manager
(SEAL)

[Signatures Continued On Next Page]

RHINO EQUITY LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

QUILL EQUITY LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

By:		Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC, a Virginia limited liability company, its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LEMUR PROPERTIES LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

[Signatures Continued On Next Page]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

PORPOISE VENTURES LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

EXHIBIT C

FORM OF AMENDED AND RESTATED TERM LOAN NOTE

$	, 2007

FOR VALUE RECEIVED, the undersigned (collectively, “Maker”), hereby promise to pay to                                          (“Payee”), or order, in accordance with the terms of that certain Credit Agreement, dated as of August 7, 2007, as from time to time in effect, among Safari Ventures LLC, the Subsidiary Borrowers, KeyBank National Association, for itself and as Agent, and such other Lenders as may be from time to time named therein (the “Credit Agreement”), to the extent not sooner paid, on or before the Term Loan Maturity Date, the principal sum of             ($            ), or such amount as may be advanced by the Payee under the Credit Agreement as a Term Loan with daily interest from the date thereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Payments hereunder shall be made to the Agent for the Payee at 127 Public Square, Cleveland, Ohio 44114-1306, or at such other address as Agent may designate from time to time.

This Note is one of one or more Term Loan Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the Term Loan Maturity Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Maker and the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Maker and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Maker, such excess shall be refunded to the undersigned

Maker. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the undersigned Maker (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned Maker and the Lenders and the Agent.

In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

This Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the laws of the State of New York.

The undersigned Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

This Note is delivered in amendment and restatement of the Original Note.

IN WITNESS WHEREOF, the undersigned has by its duly authorized officer executed this Note on the day and year first above written.

SAFARI VENTURES LLC, a Delaware limited liability company

By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

	By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
		Name:	Lammot J. du Pont
		Title:	Manager
(SEAL)

[Signatures Continued On Next Page]

RHINO EQUITY LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

QUILL EQUITY LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LEMUR PROPERTIES LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

[Signatures Continued On Next Page]

PORPOISE VENTURES LLC, a Delaware limited liability company

By:	Safari Ventures LLC, a Delaware limited liability company, its Managing Member

	By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager
(SEAL)

EXHIBIT D

FORM OF ASSIGNMENT OF LEASES AND RENTS

Tax Parcel Nos.

[This Assignment is exempt from recording tax pursuant to Va. Code Ann. Section 58.1-809.]

PREPARED BY AND AFTER

RECORDING, RETURN TO:

William F. Timmons, Esq.

McKenna Long & Aldridge LLP

303 Peachtree Street N.E., Suite 5300

Atlanta, Georgia 30308

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) is made as of             , 2007, by                         , a Delaware limited liability company (“Assignor”), having its principal place of business at 1212 New York Avenue, N.W., Suite 900, Washington, D.C. 20005, to KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), as Agent for itself and each other lender (collectively, the “Lenders”) which is or may hereafter become a party to that certain Credit Agreement, dated as of the date hereof, by and among Safari Ventures LLC, a Delaware limited liability company (“Parent Borrower”), the Subsidiary Borrowers now or hereafter a party thereto (the “Subsidiary Borrowers”; Parent Borrower and the Subsidiary Borrowers are hereinafter collectively referred to as “Borrowers”), KeyBank, as Agent and the Lenders (as the same may be further varied, amended, restated, renewed, consolidated, extended or otherwise supplemented from time to time, the “Credit Agreement”) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).

ASSIGNOR, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and AS ADDITIONAL SECURITY, does hereby presently, irrevocably and unconditionally GRANT, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER to Agent, for the ratable benefit of the Lenders and the holders of any Hedge Obligations, as additional security, the entire lessor’s, landlord’s or licensor’s interest in and to all leases, subleases, tenant contracts, rental agreements, occupancy agreements or agreements of a similar nature, whether written or oral, now or hereafter affecting the Property (as defined in the [Amended and Restated] Deed of Trust and Security Agreement dated of even date herewith executed by Assignor to Commercial Title Group, Inc., a Virginia corporation as

“Trustee”, for the benefit of Agent and the Lenders (the “Instrument”)), or any part thereof, which Property includes that certain lot or piece of land, more particularly described in Exhibit A attached hereto, together with all lease, security, damage or other deposits and all guarantees of the foregoing and letters of credit or other security relating to the performance or obligations of any tenants, lessees or licensees thereunder (all of the leases and other agreements and guarantees described above together with all present and future leases and present and future agreements and any amendment, modification, extension or renewal of the same are hereinafter collectively referred to as the “Leases”);

TOGETHER WITH all rents, income, issues, revenues and profits arising from the Leases and renewals thereof and together with all rents, income, issues and profits from the use, enjoyment and occupancy of the Property (including, but not limited to, minimum rents, additional rents, percentage rents, deficiency rents, security deposits and liquidated damages following default under any Leases, all proceeds payable under any policy of insurance, all of Assignor’s rights to recover monetary amounts from any lessee under the Leases in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of defaults under the Leases, including rejection of a Lease, together with any sums of money that may now or at any time hereafter be or become due and payable to Assignor by virtue of any and all lease termination payments, royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining Leases covering the Property or any part thereof, and all rents under and as defined in the Leases) (all of the rights described above hereinafter collectively referred to as the “Rents”).

THIS ASSIGNMENT is made for the purposes of additionally securing the following described indebtedness (collectively the “Secured Obligations”):

(a) The debt evidenced by (i) those certain [Amended and Restated] Revolving Credit Notes made by Borrowers to the order of one or more of the Lenders in the aggregate principal face amount of Two Hundred Seventy-Five Million and No/100 Dollars ($275,000,000.00), that certain Swing Loan Note made by Borrowers to the order of KeyBank in the principal face amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), each of which has been issued pursuant to the Credit Agreement and each of which is due and payable in full on before             , 2010, unless extended as provided in the Credit Agreement, and those certain [Amended and Restated] Term Loan Notes made by Borrowers to the order of one or more of the Lenders in the aggregate principal face amount of Two Hundred Million and No/100 Dollars ($200,000,000.00), each of which has been issued pursuant to the Credit Agreement and each of which is due and payable in full on or before             , 2011, and (ii) each other note as may be issued under the Credit Agreement, each as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated (collectively, the “Note”); provided, however, in no event shall the maximum aggregate principal amount of indebtedness under the Note exceed Four Hundred Seventy-Five Million and No/100 Dollars ($475,000,000.00);

(b) The payment, performance and discharge of each and every obligation, covenant and agreement of Assignor contained herein, and of Borrowers in the Credit Agreement and in the other Loan Documents, including without limitation the obligation of Borrowers to reimburse Issuing Lender for any draws under the Letters of Credit;

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(c) Any and all additional advances made by Agent or any Lender to protect or preserve the Property or the lien and security title hereof in and to the Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not Assignor is the owner of the Property at the time of such advances);

(d) Any and all other indebtedness, obligations and liabilities now or hereafter owing or to be performed by Borrowers to any Lender or Agent pursuant to the terms of the Credit Agreement or the other Loan Documents, whether now existing or hereafter arising or incurred, however evidenced or incurred, whether express or implied, direct or indirect, absolute or contingent, due or to become due, including, without limitation, all principal, interest, fees, expenses, yield maintenance amounts and indemnification amounts, and all renewals, modifications, consolidations, replacements and extensions thereof;

(e) The full and prompt payment and performance by Borrowers of each and all of the Hedge Obligations (as defined in the Credit Agreement); and

(f) The Enforcement Costs (as defined in the Instrument).

Assignor warrants to Agent that as of the date hereof (a) Assignor is the sole owner of the entire lessor’s interest in the Leases and the Rents; (b) the Leases have not been altered, modified or amended in any manner whatsoever except as disclosed to Agent and, to the best knowledge of Assignor, are valid, enforceable and in full force and effect; (c) neither the Leases nor the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (d) none of the Rents have been collected for more than one (1) month in advance; (e) Assignor has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Property; and (f) there exist no known offsets or defenses to the payment of any portion of the Rents.

Assignor covenants with Agent that Assignor (a) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Secured Obligations; (b) shall enforce the performance and observance of the obligations of the other parties to the Leases to be performed thereunder consistent with the provisions of the Credit Agreement; (c) will appear in and defend any action arising out of, or in any manner connected with, any of the Leases, or the obligations or liabilities of Assignor as the landlord, lessor or licensor thereof, or any tenant, lessee, licensee or any guarantor thereunder; (d) shall not collect any Rents more than one (1) month in advance; (e) shall not execute any other assignment of lessor’s interest in the Leases or the Rents; (f) shall execute and deliver at the request of Agent all such further assurances, confirmations or assignments in connection with the Property as Agent shall from time to time reasonably require; and (g) shall deliver to Agent executed copies of all Leases required to be delivered to Agent pursuant to the terms of the Credit Agreement.

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THIS ASSIGNMENT is made on the following terms, covenants and conditions:

1. Present Assignment. Assignor does hereby presently and unconditionally assign to Agent, Assignor’s right, title and interest in and to any and all Leases and Rents, it being intended by Assignor that this Assignment constitute a present assignment and not an agreement to assign. Assignor agrees to execute and deliver to Agent such additional instruments, in form and substance satisfactory to Agent, as may hereinafter be requested by Agent to further evidence and confirm said assignment. Such assignment to Agent shall not be construed to bind Agent to the performance of any of the covenants, conditions, or provisions contained in any of the Leases or otherwise to impose any obligation upon Agent. Agent is hereby granted and assigned by Assignor the right to enter the Property for the purpose of enforcing its interest in the Leases and the Rents, this Assignment constituting a present and unconditional assignment of the Leases and Rents. Assignor shall authorize and direct, and does hereby authorize and direct, each and every present and future tenant under the Leases to pay all Rents directly to Agent upon receipt of written demand from Agent. It is the intent of Assignor and Agent hereunder that the Rents hereby absolutely assigned are no longer, during the term of this Assignment, property of Assignor or property of any estate of Assignor as defined by 11 U.S.C. § 541, and shall not constitute collateral, cash or otherwise, of Assignor. Notwithstanding the provisions of this Paragraph 1, so long as no Event of Default has occurred and is continuing, Assignor shall have the right to act as lessor under the Leases to the extent not prohibited by the Credit Agreement.

2. License. Although this Assignment constitutes a present assignment of all Rents, so long as there shall exist no Event of Default under the Instrument or the Credit Agreement, Assignor shall have a license (revocable upon the occurrence of an Event of Default) to collect and receive the Rents as trustee for the benefit of Agent, and apply the Rents so collected to the Secured Obligations, to the extent then due and payable, then to the payment of normal and customary operating expenses for the Property which are then due and payable, with the balance, so long as no Event of Default has occurred, to the account of Assignor. Upon the occurrence of any Event of Default, the license granted in this Paragraph 2 shall automatically, without further act by Agent, cease and terminate, and thereafter, any Rents received by Assignor shall be held in trust for the benefit of, and shall be immediately remitted by Assignor to, Agent.

3. Remedies of Agent. If an Event of Default under the Instrument or the Credit Agreement shall have occurred and be continuing, Agent may collect and receive all the Rents, including those past due as well as those accruing thereafter, and, Assignor hereby authorizes Agent or Agent’s agents to collect the Rents and hereby directs such tenants, lessees and licensees of the Property to pay the Rents to Agent or Agent’s agents. Assignor agrees that each and every tenant, lessee and licensee of the Property may pay, and hereby irrevocably authorizes and directs each and every tenant, lessee and licensee of the Property to pay, the Rents to Agent or Agent’s agents on Agent’s written demand therefor (which demand may be made by Agent at any time after the occurrence of an Event of Default) without any obligation on the part of said tenant, lessee or licensee to inquire as to the existence of an Event of Default and notwithstanding any notice or claim of Assignor to the contrary, and Assignor agrees that Assignor shall have no right or claim against said tenant, lessee or licensee for or by reason of any Rents paid to Agent following receipt of such written demand. Anything in this Paragraph 3 to the contrary notwithstanding, Agent shall not be obligated to discharge or perform the duties of a landlord or lessor to any tenant or other occupant or incur any liability as a result of the

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exercise by Agent of its rights under this Assignment, and Agent shall be liable to account only for the rents, income, issues, profits and revenues actually received by Agent. In connection with any action taken by the Agent pursuant to this Paragraph 3, the Agent shall not be liable for any loss sustained by Assignor resulting from any act or omission of the Agent, including a loss arising from the ordinary negligence of the Agent, unless such loss is caused by its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction after the expiration of all applicable appeal periods, nor shall the Agent be obligated to perform or discharge any obligation, duty or liability of Assignor. Assignor hereby assents to, ratifies and confirms any and all actions of the Agent with respect to the Property taken under this Paragraph 3.

4. No Liability of Agent. The Agent is fully authorized to receive and receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Assignor or the Agent for the account of Assignor received from or in connection with said revenues or proceeds and apply the proceeds thereof to the payment of the Secured Obligations, when received, regardless of the maturity of any of the Loans or the Hedge Obligations, or any installment thereof; and to execute transfer and division orders in the name of Assignor, or otherwise, with warranties binding Assignor. The Agent shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but shall have the right, at its election, in the name of Assignor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Agent in order to collect such funds and to protect the interests of the Agent and/or Assignor, with all costs, expenses and reasonable attorney’s fees incurred in connection therewith being paid by Assignor.

5. Other Remedies and Non-Waiver. No right, power or remedy conferred upon or reserved to Agent by this Assignment is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Agent or of any Lender to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power and remedy given by this Assignment to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. No consent or waiver, expressed or implied, by Agent to or of any breach or default by Assignor in the performance of the obligations thereof hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Assignor hereunder. Failure on the part of Agent to complain of any act or failure to act or to declare an Event of Default under the Instrument, the Credit Agreement or the other Loan Documents, irrespective of how long such failure continues, shall not constitute a waiver by Agent of its rights hereunder or impair any rights, powers or remedies of Agent consequent on any breach or default by Assignor. Nothing contained in this Assignment and no act done or omitted by Agent pursuant to the power and rights granted to Agent hereunder shall be deemed to be a waiver by Agent of its rights and remedies under the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Agent under the terms thereof. The right of the Agent to collect the Rents and to enforce any other security thereof held by it may be exercised by Agent either prior to simultaneously with or subsequent to any action taken by it hereunder.

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6. Conflict with Credit Agreement Provisions. Assignor hereby acknowledges and agrees that, in the event of any conflict between the terms hereof and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

7. No Mortgagee in Possession. Nothing herein contained shall be construed as constituting Agent a “mortgagee in possession” in the absence of the taking of actual possession of the Property by Agent. In the exercise of the powers herein granted to Agent, no liability shall be asserted or enforced against Agent, all such liability being expressly waived and released by Assignor.

8. No Oral Change. This Assignment may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Agent, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

9. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeable in singular or plural form and the word “Assignor” shall mean “each Assignor and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Agent” shall mean “Agent and any subsequent beneficiary of the Instrument,” the word “Loans” shall have the meaning set forth in the Credit Agreement, the word “person” shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the words “Property” shall include any portion of the Property and any interest therein; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. All other capitalized terms used, but not defined herein, shall have the meaning set forth in the Credit Agreement.

10. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

11. Counterparts. This Assignment may be executed in any number of counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

12. GOVERNING LAW; JURISDICTION. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS CHOSEN PURSUANT TO SECTION 3.04 OF THE INSTRUMENT. ASSIGNOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE CHOSEN PURSUANT TO SECTION 3.04 OF THE INSTRUMENT IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT.

11

13. Successors and Assigns. Assignor may not assign its rights under this Assignment. Assignor hereby acknowledges and agrees that Agent may assign this Assignment without Assignor’s consent. Subject to the foregoing, this Assignment shall be binding upon, and shall inure to the benefit of, Assignor and the Agent and their respective successors and assigns.

14. Termination of Assignment. Upon payment in full of the Secured Obligations and the termination of the obligation of the Lenders to make additional Loans or issue Letters of Credit, and the delivery and recording of a satisfaction, release or discharge of the Instrument duly executed by Agent, this Assignment shall become and be void and of no effect as to the Leases and Rents from the Land no longer securing the Secured Obligations.

15. Indemnification. Assignor shall and does hereby agree to indemnify and to hold Agent, the Lenders and the holders of the Hedge Obligations harmless for, from and against any and all costs, expenses, claims, demands, liability, loss or damage (including all costs, expenses, and attorneys’ fees incurred in the defense thereof) asserted against, imposed on or incurred by Agent, the Lenders or holders of the Hedge Obligations in connection with or as a result of this Assignment or the exercise of any rights or remedies under this Assignment or under any of the Leases or by reason of any alleged obligations or undertakings of Agent, Lenders or holders of the Hedge Obligations to perform or discharge any of the terms, covenants or agreements contained in any of the Leases; provided, however, that nothing herein shall be construed to obligate Assignor to indemnify and hold Agent, the Lenders or the holders of the Hedge Obligations harmless for, from and against any and all costs, expenses, claims, demands, liability, loss or damage asserted against, imposed on or incurred by Agent, the Lenders or the holders of the Hedge Obligations by reason of such Person’s willful misconduct or gross negligence if a judgment is entered against Agent, a Lender or a holder of a Hedge Obligation by a court of competent jurisdiction after the expiration of all applicable appeal periods. Should Agent, a Lender or a holder of a Hedge Obligation incur any such costs, expenses, liabilities, loss or damage, or in the defense of any such claims or demands, for which it is to be indemnified by Assignor as aforesaid, the amount thereof shall be added to the Secured Obligations, shall bear interest at the Default Rate from the date incurred until paid (but in no event shall the interest payable exceed the maximum amount allowed by law), shall be secured by this Assignment, the Instrument and the other Loan Documents, and shall be payable immediately upon demand.

16. Notices. Except for any statutory notice required prior to exercise of the remedies provided herein, which must be delivered in accordance with such statutes, all notices, requests and other communications hereunder shall be made and delivered in the manner provided in the Instrument.

17. Rejection of Leases. In the event a tenant under any Lease should be the subject of any proceeding under the Federal Bankruptcy Act (Title 11 U.S.C.) or any other federal, state, or local statute which provides for the possible termination or rejection of the Leases assigned hereby, the Assignor covenants and agrees that if any of the Leases is so rejected, no settlement for damages shall be made without prior written consent of the Agent, and any check in payment of damages for rejection of any Lease will be made payable both to the Assignor and Agent. The Assignor hereby assigns any such payment to the Agent and further covenants and agrees that upon the request of the Agent, it will duly endorse to the order of the Agent any check, the proceeds of which will be applied to whatever portion of the indebtedness secured hereby and by the Security Documents which the Agent may elect.

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18. No Merger of Estates. So long as any of the indebtedness secured hereby and by the Loan Documents shall remain unpaid and the obligation of the Lenders to make additional Loans or issue Letters of Credit shall continue, unless the Agent shall otherwise consent in writing, the fee title and the leasehold estate on the Property as hereinbefore described shall not merge, but shall always be kept separate and distinct, notwithstanding the union of said estate either in the Assignor or in any tenant or in a third party by purchase or otherwise.

19. Agent’s Rights of Assignment; Rights of Assignees. Agent may assign to any subsequent holder of the Note or the Instrument, or to any person acquiring title to the Property, all of Agent’s right, title and interest in any of the Leases and rents, issues, income and profits from the Property. No such assignee shall have any liability for any obligation which accrued under any of the Leases prior to the assignment to such assignee nor shall any such assignee have any obligation to account to Assignor for any rental payments which accrued prior to such assignment unless actually received by such assignee. After Assignor’s right, title and interest in the Property has been foreclosed or otherwise terminated, no assignee of Assignor’s interest in the Leases shall be liable to account to Assignor for any rents, issues, income or profits thereafter accruing.

20. Modifications, Etc. Assignor hereby consents and agrees that Agent or any other Person may at any time and from time to time, without notice to or further consent from Assignor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing the Secured Obligations; substitute for any collateral so held by it, other collateral of like kind; agree to modification of the terms of the Credit Agreement, any of the other Loan Documents or agreements evidencing or relating to the Hedge Obligations (the “Hedge Documents”); extend or renew the Note, the Credit Agreement, any of the other Loan Documents or Hedge Documents for any period; grant releases, compromises and indulgences with respect to the Notes, the Credit Agreement, or any of the other Loan Documents or Hedge Documents for any period; grant releases, compromises and indulgences with respect to the Note, the Credit Agreement, or any of the other Loan Documents or Hedge Documents to any persons or entities now or hereafter liable thereunder or hereunder; release any co-borrower, guarantor or endorser of the Note, the Security Instrument, the Credit Agreement, any other Loan Documents or Hedge Documents; or take or fail to take any action of any type whatsoever; and no such action which Agent or any other Person shall take or fail to take in connection with the Loan Documents or Hedge Documents, or any of them, or any security for the payment of the Secured Obligations or for the performance of any obligations or undertakings of Assignor, nor any course of dealing with Assignor or any other person, shall release Assignor’s obligations hereunder, affect this Assignment in any way or afford Assignor any recourse against Agent or any other Person. The provisions of this Assignment shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Loan Documents or Hedge Documents and the Leases, and any and all references herein to the Loan Documents or Hedge Documents or the Leases shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

13

THIS ASSIGNMENT shall inure to the benefit of Agent and any subsequent beneficiary of the Instrument and shall be binding upon Assignor, and Assignor’s heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

[Signatures Begin on the Following Page]

14

Assignor has executed this instrument as of the day and year first above written.

ASSIGNOR:

RHINO EQUITY LLC, a Delaware limited liability company

By:	Safari Ventures LLC,
a Delaware limited liability company
its Managing Member

By:
Name:
	Title:	Manager

COMMONWEALTH OF VIRGINIA

COUNTY OF FAIRFAX

The foregoing instrument was acknowledged before me this             day of             , 2007 by                                         as Manager of Safari Ventures LLC, a Delaware limited liability company, on behalf of Rhino Equity LLC, a Delaware limited liability company.

My commission expires:

[Notarial Seal]

Notary Public

D-1

Assignor has executed this instrument as of the day and year first above written.

ASSIGNOR:

QUILL EQUITY LLC, a Delaware limited liability company

By:	Safari Ventures LLC,
a Delaware limited liability company
its Managing Member

By:
Name:
	Title:	Manager

COMMONWEALTH OF VIRGINIA

COUNTY OF FAIRFAX

The foregoing instrument was acknowledged before me this             day of             , 2007 by                                         as Manager of Safari Ventures LLC, a Delaware limited liability company, on behalf of Quill Equity LLC, a Delaware limited liability company.

My commission expires:

[Notarial Seal]

Notary Public

2

Assignor has executed this instrument as of the day and year first above written.

ASSIGNOR:

LEMUR PROPERTIES LLC,
a Delaware limited liability company

By:	Safari Ventures LLC,
a Delaware limited liability company
its Managing Member

By:
Name:
	Title:	Manager

COMMONWEALTH OF VIRGINIA

COUNTY OF FAIRFAX

The foregoing instrument was acknowledged before me this              day of             , 2007 by              as Manager of Safari Ventures LLC, a Delaware limited liability company, on behalf of Lemur Properties LLC, a Delaware limited liability company.

My commission expires:

[Notarial Seal]

Notary Public

3

Assignor has executed this instrument as of the day and year first above written.

ASSIGNOR:

PORPOISE VENTURES LLC,
a Delaware limited liability company

By:	Safari Ventures LLC,
a Delaware limited liability company
its Managing Member

By:
Name:
	Title:	Manager

COMMONWEALTH OF VIRGINIA

COUNTY OF FAIRFAX

The foregoing instrument was acknowledged before me this              day of             , 2007 by              as Manager of Safari Ventures LLC, a Delaware limited liability company, on behalf of Porpoise Ventures LLC, a Delaware limited liability company.

My commission expires:

[Notarial Seal]

Notary Public

4

EXHIBIT E

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of             , 20    , by             , a              (“Joining Party”), and delivered to KeyBank National Association, as Agent, pursuant to §5.5 of the Credit Agreement dated as of August 7, 2007, as from time to time in effect (the “Credit Agreement”), among Safari Ventures LLC (the “Parent Borrower”), the Subsidiary Borrowers, KeyBank National Association, for itself and as Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.

RECITALS

A. Joining Party is required, pursuant to §5.5 of the Credit Agreement, to become an additional Subsidiary Borrower under the Credit Agreement, the Notes, the Indemnity Agreement and the Contribution Agreement.

B. Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrowers of the credit facilities under the Credit Agreement.

NOW, THEREFORE, Joining Party agrees as follows:

AGREEMENT

21. Joinder. By this Joinder Agreement, Joining Party hereby becomes a “Subsidiary Borrower”, a “Borrower” and a “Maker” under the Credit Agreement, the Notes, the Indemnity Agreement, and the other Loan Documents with respect to all the Obligations of Borrowers now or hereafter incurred under the Credit Agreement and the other Loan Documents, and a “Subsidiary Borrower” under the Contribution Agreement. Joining Party agrees that Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Subsidiary Borrower, a Borrower and a “Maker” under the Credit Agreement, the Notes, the Indemnity Agreement, the other Loan Documents and the Contribution Agreement.

22. Representations and Warranties of Joining Party. Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement), the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as applied to Joining Party as a Subsidiary Borrower and a Borrower on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents and the Contribution Agreement of the Subsidiary Borrowers are true and correct with respect to Joining Party and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that Joining Party becomes a Subsidiary Borrower.

E-1

23. Joint and Several. Joining Party hereby agrees that, as of the Effective Date, the Credit Agreement, the Notes, the Contribution Agreement, the Indemnity Agreement and the other Loan Documents heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of Joining Party to the same extent as if executed and delivered by Joining Party, and upon request by Agent, will promptly become a party to the Credit Agreement, the Notes, the Contribution Agreement, the Indemnity Agreement and the other Loan Documents to confirm such obligation.

24. Further Assurances. Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

25. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

26. Counterparts. This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

27. The effective date (the “Effective Date”) of this Joinder Agreement is             , 20    .

IN WITNESS WHEREOF, Joining Party has executed this Joinder Agreement under seal as of the day and year first above written.

“JOINING PARTY”

, a

By:
Name:
Title:
[SEAL]

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:
Its:
[Printed Name and Title]

E-2

EXHIBIT F

FORM OF MORTGAGE

PREPARED BY AND

AFTER RECORDING RETURN TO:

William F. Timmons, Esq.

McKenna Long & Aldridge LLP

303 Peachtree Street, N.E., Suite 5300

Atlanta, Georgia 30308

THIS IS A CREDIT LINE DEED OF TRUST. For purposes of Va. Code Ann. Section 55-58.2, (i) the name of the noteholder secured is KeyBank National Association, as Agent, and its address at which communications may be mailed or delivered to it pursuant to Subsection 55-58.2(4) is 127 Public Square, Cleveland, Ohio 44114-1306, Attention: Real Estate Capital Services, and (ii) the maximum amount of principal to be secured hereby at any one time shall not exceed $475,000,000.00.

PIN No:              (Tax Map No.             ) [For ACC2 and ACC3 only]

GPIN:              [For VA4 only]

Tax Map Nos.              [For VA3 only]

[PLEASE INSERT CAPTIONS/ADDITIONAL DESCRIPTION FOR QUILL AND RHINO]

[This Instrument is partially exempt from recording tax pursuant to Va. Code Ann. Subsection 58.1-803D. The purpose of this Instrument is to modify the terms of an existing debt with the same lender, which debt is secured by a deed of trust recorded in the Clerk’s Office of the Circuit Court of              County, Virginia, in Deed Book              at page              in the original principal amount of $            , on which tax imposed by Section 58.1-803 has been paid, Grantor certifies that the amount of the existing debt is $             Recording tax is due on the additional indebtedness of $             in the amount of $            .]

[WE ARE NOT USING THIS EXEMPTION.]

AMENDED AND RESTATE D

DEED OF TRUST AND SECURITY AGREEMENT

            ,

a Delaware limited liability company

GRANTOR

TO

COMMERCIAL TITLE GROUP, INC.,

a Virginia corporation

AS TRUSTEE

FOR THE BENEFIT OF

KEYBANK NATIONAL ASSOCIATION,

a national banking association, as Agent

AGENT

DATED: AS OF             ,     , 2007

County: [Loudoun (ACC2 &ACC3)][Fairfax (VA3)][Prince William (VA4)]

State: Virginia

THIS AMENDED AND RESTATED DEED OF TRUST AND SECURITY AGREEMENT (this “Instrument”) is made and entered into as of this              day of             , 2007, by and among             , a Delaware limited liability company, having a mailing address of 1212 New York Avenue, N.W., Suite 900, Washington, D.C. 20005 (“Grantor”), and Commercial Title Group, Inc., a Virginia corporation, as Trustee (“Trustee”), whose business address is 8605 Westwood Center Drive, Suite 200, Vienna, VA 22182, and KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), having a mailing address of 127 Public Square, Cleveland, Ohio 44114-1306, Attn: Real Estate Capital Services, as Agent for itself and each other Lender (collectively, the “Lenders”), as grantee which is or may hereafter become a party to that certain Credit Agreement, dated of even date herewith, by and among Safari Ventures LLC, a Delaware limited liability company (“Parent Borrower”), the Subsidiary Borrowers now or hereafter a party thereto (the “Subsidiary Borrowers”; Parent Borrower and the Subsidiary Borrowers are hereinafter referred to collectively as “Borrowers”), KeyBank, as Agent and the Lenders (as the same may be further varied, amended, restated, renewed, consolidated, extended or otherwise supplemented from time to time, the “Credit Agreement”) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”). Capitalized terms used herein that are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

WHEREAS, pursuant to that certain Assignment and Acceptance Agreement (the “Assignment of Loan Documents”), dated of even date herewith and Certificate of Transfer dated of even date herewith and recorded immediately prior hereto in the Clerk’s Office of the Circuit Court of              County, Virginia, from              (“Assigning Lender”) to Agent, Agent is the lawful owner and holder of a certain [Promissory Note] dated as of             , made by              to the order of              in the original principal face amount of              AND             /100 DOLLARS ($            ) (the “Assigned Note”); and

WHEREAS, pursuant to the Assignment of Loan Documents, Agent is the beneficiary owner and holder of that certain [Deed of Trust] dated as of             , made by             in favor of             , as Trustee for the benefit of Assigning Lender, and recorded on             in Deed Book             , Page             , of the aforesaid records (the “Assigned Deed of Trust”); and

WHEREAS, the Assigned Note and certain other instruments have been further amended, restated and renewed pursuant to those certain Amended and Restated Revolving Credit Notes and Amended and Restated Term Loan Notes executed by Borrowers and delivered to the Lenders, dated of even date herewith, in the aggregate original principal face amount of FOUR HUNDRED SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($475,000,000.00) (the Assigned Note, as so amended, restated and renewed in the form of the Amended and Restated Revolving Credit Notes and the Amended and Restated Term Loan Notes are sometimes hereinafter referred to collectively as the “Amended and Restated Notes”); and

WHEREAS, it is a condition precedent to the Lenders’ obligations under the Credit Agreement that Grantor execute and deliver this Instrument to amend and restate the Assigned Deed of Trust in its entirety as hereinafter set forth and to substitute the Trustee named herein for the trustee named in the Assigned Deed of Trust, provided, however, that the parties do not intend to extinguish the lien created by the Assigned Deed of Trust;

EXHIBIT “A” - PAGE 1

NOW THEREFORE, in consideration of the foregoing premises, the Assigned Deed of Trust is hereby amended, restated and spread in its entirety, and this Instrument shall hereafter encumber the Property as hereinafter provided:

W I T N E S S E T H:

FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the indebtedness and other obligations of Grantor and the other Borrowers hereinafter set forth, Grantor does hereby grant, bargain, sell, convey, assign, transfer and set over unto Trustee, for the ratable benefit of Agent, the Lenders and the holders of the Hedge Obligations, and their successors and assigns, all of the following described land and interests in land, estates, easements, rights, improvements, property, fixtures, equipment, furniture, furnishings, appliances, general intangibles, and appurtenances, whether now or hereafter existing (collectively, the “Property”):

All those tracts or parcels of land and easements more particularly described in Exhibit “A” attached hereto and by this reference made a part hereof (the “Land”).

All present and future buildings, structures, parking areas, annexations and improvements of every nature whatsoever now or hereafter situated on the Land (hereinafter referred to as the “Improvements”) and all materials intended for construction, reconstruction, alteration and repairs of the Improvements now or hereafter erected, all of which materials shall be deemed to be included within the Improvements immediately upon the delivery thereof to the Land, and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, incinerating, sprinkling, and waste removal systems, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental regulation or law, washers, dryers, water heaters, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, storm windows and doors, window and door screens, awnings and storm sashes, which are or shall be owned by Grantor and attached to said Improvements and all other furnishings, furniture, glassware, tableware, uniforms, linen, drapes and curtains and related hardware and mounting devices, wall to wall carpeting, radios, lamps, telephone systems, televisions and television systems, computer systems, fixtures, machinery, equipment, apparatus, appliances, books and records, chattels, inventory, accounts, farm products, consumer goods, general intangibles and personal property of every kind and nature whatsoever now or hereafter owned by Grantor and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Property, including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a permitted sale of any of the foregoing, together with the benefit of any deposits or payments now or hereafter made by Grantor or on behalf of Grantor, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Land and a part of the Property as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Instrument.

All easements, access rights, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, irrigation systems (including, without limitation, underground wiring, pipes, pumps and sprinkler heads), minerals, flowers, plants, shrubs, crops, trees, timber, fences, signs, bridges, fountains, monuments and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, servitudes, licenses, tenements, hereditaments and appurtenances, reversion and reversions, remainder and remainders, whatsoever, in any way belonging, relating or appertaining to the Land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor.

All leases, tenancies, occupancies and licenses, whether oral or written (collectively, the “Leases”), and all income, rents, issues, profits and revenues of the Property from time to time accruing (including, without limitation, all payments under Leases, all guarantees of the foregoing or letters of credit relating to the foregoing, lease termination payments, proceeds of insurance, condemnation payments, tenant security, damage or other deposits whether held by Grantor or in a trust account, escrow funds, fees, charges, rents, license fees, accounts, royalties, security, damage or other deposits from time to time accruing, all payments under working interests, production payments, royalties, overriding royalties, operating interests, participating interest and other such entitlements, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Grantor of, in and to the same (collectively, the “Revenues”); reserving only the right to Grantor to collect the same (other than lease termination payments, or, except as provided in the Credit Agreement, insurance proceeds and condemnation payments) so long as no Event of Default has occurred and is continuing.

All insurance policies, building service, building maintenance, construction, development, management, indemnity, and other similar agreements and contracts and subcontracts, written or oral, express or implied, now or hereafter entered into, arising or in any manner related to the purchase, construction, design, improvement, use, operation, ownership, occupation, enjoyment, sale, conversion or other disposition (voluntary or involuntary) of the Property, or the buildings and improvements now or hereafter located thereon, or any other interest in the Property, or any combination thereof, property management agreements, cable television agreements, contracts for the purchase of supplies, telephone service agreements, yellow pages or other advertising agreements, sales contracts, construction contracts, architects agreements, general contract agreements, design agreements, engineering agreements, technical service agreements, sewer and water and other utility agreements, service contracts, agreements relating to the collection of receivables or use of customer lists, all purchase options, option agreements, rights of first refusal, contract deposits, earnest money deposits, prepaid items and payments due and to become due thereunder, and further including all payment and performance bonds, labor, deposits, assurances, construction guaranties, guaranties, warranties, indemnities and other undertakings, architectural plans and specifications, drawings, surveys, soil reports, engineering reports, inspection reports, environmental audits and other technical descriptions and reports relating to the Property, renderings and models, permits, consents, approvals, licenses, variances, agreements, contracts, building permits, purchase orders and equipment leases, personal property leases, and all causes of action relating thereto.

All deposit accounts, instruments, accounts receivable, documents, causes of action, claims, names by which the Property or the improvements thereon may be operated or known, all rights to carry on business under such names, all telephone numbers or listings, all rights, interest and privileges of which Grantor may have in any capacity under any covenants, restrictions or declarations now or hereafter relating to the Property or the Improvements, and all notes or chattel paper now or hereafter arising from or by virtue of any transactions relating to the Property or the Improvements located thereon and all customer lists, other lists, and business information relating in any way to the Property or the Improvements or the use thereof, whether now owned or hereafter acquired;

All assets related to the ownership or operation of the Property or the Improvements now or hereafter erected thereon, including, without limitation, accounts (including, without limitation, health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, documents, general intangibles (including, without limitation, payment intangibles, and all current and after acquired registered copyrights, copyright rights, advertising materials, web sites, and web pages, software and software licenses, registered trademarks and service marks, trademark rights, trademark applications, service mark rights, service mark applications, trade dress rights, company names, and all domain names, owned or used in connection with the Grantor’s business, and in each case all goodwill associated therewith), goods (including, without limitation, inventory, property, possession, equipment, fixtures and accessions), instruments (including, without limitation, promissory notes), investment property, letter-of-credit rights, letters of credit, money, supporting obligations, as-extracted collateral, timber to be cut and all proceeds and products of anything described or referred to above in this Subsection (g), in each case as such terms are defined under the Uniform Commercial Code as in effect in the applicable jurisdiction.

All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Trustee or Agent pursuant to this Instrument, the Credit Agreement or any other of the Loan Documents.

All proceeds, products, substitutions and accessions of the foregoing of every type.

TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Trustee for the ratable benefit of Agent, the Lenders and the holders of the Hedge Obligations and their respective successors and assigns, IN FEE SIMPLE forever; and Grantor covenants that Grantor is lawfully seized and possessed of the Property as aforesaid, and has good right to convey the same, that the same is unencumbered except for those matters expressly set forth in Exhibit “B” attached hereto and by this reference made a part hereof (the “Permitted Encumbrances”), and that Grantor does warrant and will forever defend the title thereto against the claims of all persons whomsoever, except as to those matters set forth in said Exhibit “B” attached hereto.

IN TRUST NEVERTHELESS to secure the following described obligations (collectively, the “Secured Obligations”):

The debt evidenced by (i) those certain Amended and Restated Revolving Credit Notes made by Borrowers to the order of one or more of the Lenders in the aggregate principal amount of Two Hundred Seventy-Five Million and No/100 Dollars ($275,000,000.00) and that certain Swing Loan Note made by Borrowers to the order of KeyBank in the principal face amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00), each of which is due and payable in full on or before             , 2010, unless extended as provided in the Credit Agreement, and those certain Amended and Restated Term Loan Notes made by Borrowers to the order of one or more of the Lenders in the principal face amount of Two Hundred Million and No/100 Dollars ($200,000,000.00), each of which is due and payable in full on or before             , 2011, each of which has been issued pursuant to the Credit Agreement; and (ii) each other note as may be issued under the Credit Agreement, each as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated (collectively, the “Note”); provided, however, in no event shall the maximum aggregate principal amount of indebtedness under the Note exceed Four Hundred Seventy-Five Million and No/100 Dollars ($475,000,000.00).

The payment, performance and discharge of each and every obligation, covenant and agreement of Grantor contained herein, of Grantor and the other Borrowers contained in the Credit Agreement, and of Grantor and the other Borrowers in the other Loan Documents, including, without limitation, the obligation of Borrowers to reimburse Issuing Lender for any draws under the Letters of Credit, and in the other Loan Documents.

Any and all additional advances made by Agent or any Lender to protect or preserve the Property or the lien and security title hereof in and to the Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not Grantor is the owner of the Property at the time of such advances).

The payment, performance and discharge of each and all of the Hedge Obligations (as defined in the Credit Agreement).

Any and all other indebtedness now or hereafter owing by Borrowers to Agent or any Lender pursuant to the terms of the Credit Agreement, whether now existing or hereafter arising or incurred, however evidenced or incurred, whether express or implied, direct or indirect, absolute or contingent, due or to become due, including, without limitation, all principal, interest, fees, expenses, prepayment premiums or fees, yield maintenance amounts and indemnification amounts, and all renewals, modifications, consolidations, replacements and extensions thereof.

All costs and expenses incurred by the Trustee, Agent, the Lenders and the holders of the Hedge Obligations, in connection with the enforcement and collection of the Secured Obligations, including, without limitation, all attorneys’ fees and disbursements, and all other such costs and expenses described in and incurred pursuant to the Note, the Credit Agreement, this Instrument, the other Loan Documents and the agreements evidencing or relating to the Hedge Obligations (the “Hedge Documents”) (collectively, the “Enforcement Costs”).

Subject to Section 2.22 hereof, should the Secured Obligations secured by this Instrument be paid and performed according to the tenor and effect thereof when the same shall become due and payable and the obligation of the Lenders to make Loans or issue Letters of Credit under the Credit Agreement shall have terminated, and should Grantor perform all covenants herein contained in a timely manner, then this Instrument shall be released.

Grantor hereby further covenants and agrees with Trustee and Agent as follows:

ARTICLE 1

1.01 Payment of Secured Obligations. Grantor will pay and perform or caused to be paid and performed the Secured Obligations according to the tenor thereof and all other sums now or hereafter secured hereby as the same shall become due.

1.02 Funds for Impositions. After the occurrence and during the continuance of an Event of Default, Grantor shall pay to Agent, subject to Agent’s option under Section 1.03 hereof, on the days that monthly installments of interest are payable under the Note, until the Note is paid in full, a sum (hereinafter referred to as the “Funds”) reasonably estimated by Agent to provide an amount necessary for payment of the following items in full thirty (30) days prior to when such items become due (hereinafter collectively referred to as the “Impositions”): (a) the yearly real estate taxes, ad valorem taxes, personal property taxes, assessments and betterments, and (b) the yearly premium installments for the insurance covering the Property and required by the Credit Agreement. The Impositions shall be reasonably estimated initially and from time to time by Agent on the basis of assessments and bills and estimates thereof. The Funds shall be held by Agent in a separate interest bearing account free of any liens or claims on the part of creditors of Grantor and as part of the security for the Secured Obligations. Grantor shall pay all Impositions prior to delinquency as required by Section 1.03 hereof. Provided no Event of Default has occurred and is continuing, within ten (10) days after Grantor furnishes Agent with reasonably satisfactory evidence that Grantor has paid one or more of the items comprising the Impositions, Agent shall reimburse Grantor therefor to the extent of the Funds (plus accrued interest) then held by Agent. Alternatively, Agent shall apply the Funds to pay the Impositions with respect to which the Funds were paid to the extent of the Funds then held by Agent and provided Grantor has delivered to Agent the assessments or bills therefor. Grantor shall be permitted to pay any Imposition early in order to take advantage of any available discounts. Agent shall make no charge for so holding and applying the Funds or for verifying and compiling said assessments and bills. The Funds are pledged as additional security for the Secured Obligations, and may be applied, at Agent’s option and without notice to Grantor, to the payment of the Secured Obligations upon the occurrence of any Event of Default. If at any time the amount of the Funds held by Agent shall be less than the amount reasonably deemed necessary by Agent to pay Impositions as such become due, Grantor shall pay to Agent any amount necessary to make up the deficiency within fifteen (15) business days after notice from Agent to Grantor requesting payment thereof. Upon payment and performance in full of the Secured Obligations, Agent shall promptly refund to Grantor any Funds then held by Agent.

1.03 Impositions, Liens and Charges. Grantor shall pay all Impositions and other charges, if any, attributable to the Property prior to delinquency, and at Agent’s option during the continuance of an Event of Default, Grantor shall pay in the manner hereafter provided under this Section 1.03. Grantor shall, during continuance of an Event of Default, furnish to Agent all bills and notices of amounts due under this Section 1.03 as soon as received, and in the event

Grantor shall make payment directly, Grantor shall, as and when available, furnish to Agent receipts evidencing such payments prior to the dates on which such payments are delinquent, subject to Grantor’s right to contest taxes, assessments and other governmental charges as provided in the Credit Agreement. Grantor shall promptly discharge (by bonding, payment or otherwise) any lien (including federal tax liens) filed against the Property or Grantor and will keep and maintain the Property free from the claims of all persons supplying labor or materials to the Property, subject to Grantor’s right to contest the same as provided in the Credit Agreement. Grantor shall not claim or be entitled to any credit against the taxable value of the Property by reason of this Instrument, or any deduction in or credit on the Secured Obligations by reason of Impositions paid.

1.04 Taxes, Liens and Other Charges.

(a) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of debts secured by deeds of trust or the manner of collecting taxes so as to adversely affect Agent or the Lenders, Grantor will promptly pay any such tax. If Grantor fails to make such payment within five (5) Business Days after demand therefor, or the date such tax is due, whichever first occurs, or if, in the opinion of Agent, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits Grantor from making such payment or would penalize Agent or Lenders if Grantor makes such payment or if, in the opinion of Agent, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the principal sums secured by this Instrument and all interest accrued thereon shall, at the option of Agent, become immediately due and payable.

(b) Grantor will pay all taxes, liens, assessments and charges of every character including all utility charges, whether public or private, already levied or assessed or that may hereafter be levied or assessed upon or against the Property as required under the Credit Agreement.

1.05 Insurance. Grantor shall procure, deliver to and maintain for the benefit of Agent and Lenders the insurance policies described in the Credit Agreement.

1.06 Condemnation. If all or any portion of the Property shall be damaged or taken through condemnation (which term when used in this Instrument shall include any damage or taking by any governmental authority or any transfer by private sale in lieu thereof), either temporarily or permanently, then all compensation, awards and other payments or relief thereof, shall be paid and applied in accordance with terms and provisions of the Credit Agreement.

1.07 Care, Use and Management of Property.

(a) Grantor will keep, or cause to be kept, the roads and walkways, landscaping and all other Improvements of any kind now or hereafter erected on the Land or any part thereof in good condition and repair, will not commit or suffer any waste, impairment or deterioration (ordinary wear and tear excepted) and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Property or any part thereof.

(b) Grantor will not remove or demolish nor alter the structural character of any building located on the Land or any fixtures or personal property relating thereto except when incidental to the replacement of fixtures and personal property with items of like kind and value or customary tenant improvements pursuant to Leases approved or deemed approved pursuant to the Credit Agreement.

(c) If the Property or any part thereof is materially damaged by fire or any other cause, Grantor will give immediate written notice thereof to Agent.

(d) To the extent permitted under the terms of the applicable Leases and the Credit Agreement, Agent and each of the Lenders or its representative is hereby authorized to enter upon and inspect the Property at any time during normal business hours.

(e) Grantor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority, all restrictive covenants and other agreements affecting the Property or relating to the operation thereof affecting the Property or any part thereof and all licenses or permits affecting the Property or any part thereof, subject to Grantor’s right to contest the same as provided in the Credit Agreement.

(f) Grantor shall keep the Property, including the Improvements and the Personal Property (as hereinafter defined), in good order, repair and tenantable condition and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good order, repair, and tenantable condition (ordinary wear and tear excepted).

(g) Grantor shall keep all franchises, trademarks, trade names, service marks and licenses and permits necessary for the use and occupancy of the Property in good standing and in full force and effect.

(h) Unless required by applicable law or unless Agent has otherwise agreed in writing, Grantor shall not allow changes in the nature of the occupancy or use for which the Property was intended at the time this Instrument was executed. Grantor shall not abandon the Property. Grantor shall not initiate, fail to contest or acquiesce in a change in the zoning classification of the Property or subject the Property to restrictive or negative covenants without Agent’s written consent. Grantor shall comply with, observe and perform all zoning and other laws affecting the Property, all agreements and restrictive covenants affecting the Property, and all licenses and permits affecting the Property, subject to Grantor’s right to contest compliance with laws to the extent permitted in the Credit Agreement. Notwithstanding the foregoing, subject to the Agent’s prior written consent (which shall not be unreasonably withheld), Grantor shall have the ability to enter into easements, rights of way, agreements and other similar documentation that benefits the Property and/or the Grantor, and are necessary or desirable to operate the Property in the ordinary course.

(i) Subject to the rights of tenants under the Leases, Agent may, at Grantor’s expense, make or cause to be made reasonable entries upon and inspections of the Property as permitted in the Credit Agreement, or at any other time when necessary or appropriate, in the sole reasonable discretion of Agent, to protect or preserve the Property.

(j) If all or any part of the Property shall be damaged by fire or other casualty or loss, Grantor will promptly restore the Property to the equivalent of its original condition; and if a part of the Property shall be damaged through condemnation, Grantor will promptly restore, repair or alter the remaining portions of the Property in a manner satisfactory to Agent. Notwithstanding the foregoing, Grantor shall not be obligated to so restore unless, in each instance, Agent agrees to make available to Grantor (subject to the terms of the Credit Agreement) any net insurance or condemnation proceeds actually received by Agent hereunder in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration; provided, however, that the insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration shall in no way relieve Grantor of its obligation to restore.

1.08 Leases and other Agreements Affecting Property.

(a) As additional security for the Secured Obligations, Grantor presently and unconditionally assigns and transfers to Agent all of Grantor’s right, title and interest in and to the Leases and the Revenues, including those now due, past due or to become due by virtue of any of the Leases for the occupancy or use of all or any part of the Property. Grantor hereby authorizes Agent or Agent’s agents to collect the Revenues and hereby directs such tenants, lessees and licensees of the Property to pay the Revenues to Agent or Agent’s agents; provided, however, Grantor shall have a license (revocable upon the occurrence of an Event of Default) to collect and receive the Revenues as trustee for the benefit of Agent, and apply the Revenues so collected to the Secured Obligations, to the extent then due and payable, then to the payment of normal and customary operating expenses for the Property which are then due and payable, with the balance, so long as no Event of Default has occurred, to the account of Grantor. Grantor agrees that each and every tenant, lessee and licensee of the Property may pay, and hereby irrevocably authorizes and directs each and every tenant, lessee and licensee of the Property to pay, the Revenues to Agent or Agent’s agents on Agent’s written demand therefor (which demand may be made by Agent at any time after the occurrence of an Event of Default) without any obligation on the part of said tenant, lessee or licensee to inquire as to the existence of an Event of Default and notwithstanding any notice or claim of Grantor to the contrary, and Grantor agrees that Grantor shall have no right or claim against said tenant, lessee or licensee for or by reason of any Revenues paid to Agent or Agent’s agent following receipt of such written demand.

(b) Grantor hereby covenants that Grantor has not executed any prior assignment of the Leases or the Revenues, that Grantor has not performed, and will not perform, any acts and has not executed, and will not execute, any instruments which would prevent Agent from exercising the rights of the beneficiary of this Instrument, and that at the time of execution of this Instrument, except as disclosed in the rent roll delivered to Agent on or about the date hereof or as provided for in the Credit Agreement, there has been no anticipation or prepayment of any of the Revenues for more than one (1) month prior to the due dates of such Revenues. Grantor further covenants that Grantor will not hereafter collect or accept payment of any Revenues more than one (1) month prior to the due dates of such Revenues.

(c) Grantor agrees that neither the foregoing assignment of Leases and Revenues nor the exercise of any of Agent’s rights and remedies under this Section or Article 2 hereof shall be deemed to make Agent a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Agent, in person or by agent, assumes actual possession thereof. Grantor further agrees that the appointment of any receiver for the Property by any court at the request of Agent or by agreement with Grantor, or the entering into possession of any part of the Property by such receiver, shall not be deemed to make Agent a mortgagee in possession or otherwise responsible or liable in any manner with respect to the Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

(d) If Agent exercises its rights and remedies pursuant to this Section or Article 2 hereof, all Revenues thereafter collected shall be applied in such order as Agent may elect in its discretion against the reasonable costs of taking control of and managing the Property and collecting the Revenues, including, but not limited to, reasonable attorneys’ fees actually incurred, fees, premiums on receiver’s bonds, costs of repairs to the Property, premiums on insurance policies, Impositions and other charges on the Property, and the costs of discharging any obligation or liability of Grantor as landlord, lessor or licensor of the Property, or to the Secured Obligations. Agent or any receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those Revenues actually received. Agent shall not be liable to Grantor, anyone claiming under or through Grantor or anyone having an interest in the Property by reason of anything done or left undone by Agent pursuant to this Section or Article 2 hereof, except in the event of Agent’s gross negligence or willful misconduct. If the Revenues are not sufficient to meet the costs of taking control of and managing the Property and collecting the Revenues, any monies reasonably expended by Agent for such purposes shall become a portion of the Secured Obligations. Unless Agent and Grantor agree in writing to other terms of payment, such amounts shall be payable upon notice from Agent to Grantor requesting payment thereof and shall bear interest from the date of disbursement at the Default Rate stated in the Credit Agreement unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law. The entering upon and taking possession of and maintaining of control of the Property by Agent or any receiver and the application of Revenues as provided herein shall not cure or waive any Event of Default or invalidate any other right or remedy of Agent hereunder.

(e) It is the intention of Agent and Grantor that the assignment effectuated by this Instrument with respect to the Revenues shall be a direct and currently effective assignment and shall not constitute merely an obligation to grant a lien, security interest or pledge for the purpose of securing the Secured Obligations. It is agreed and understood that Section 55-220.1 of the Code of Virginia shall govern perfection of Agent’s security interest in the Leases and Revenues.

1.09 Leases of the Property.

(a) Except as permitted in the Credit Agreement, Grantor shall not enter into any Lease of all or any portion of the Property or amend, supplement or otherwise modify, or terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or grant any concessions to or waive the performance of any obligations of any tenant, lessee or licensee under, any now existing or future Lease of the Property, without the prior written consent of Agent. Grantor, at Agent’s request, shall furnish Agent with executed copies of all Leases hereafter made of all or any part of the Property as required by the Credit Agreement. Upon Agent’s request, Grantor shall make a separate and distinct assignment to Agent, as additional security, of all Leases hereafter made of all or any part of the Property.

(b) There shall be no merger of the leasehold estates created by the Leases with the fee estate of the land without the prior written consent of Agent. Agent may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Instrument to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other Person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder. Nothing herein shall be construed as subordinating this Instrument to any Lease.

(c) Grantor hereby appoints Agent its attorney-in-fact, coupled with an interest, empowering Agent to subordinate this Instrument to any Leases.

1.10 Security Agreement.

(a) Insofar as the machinery, apparatus, equipment, fittings, fixtures, building supplies and materials, general intangibles and articles of personal property either referred to or described in this Instrument, or owned by Grantor and connected with the use and enjoyment of the Property is concerned, Grantor grants unto Agent a security interest therein and this Instrument is hereby made and declared to be a security agreement, encumbering each and every item of personal property (the “Personal Property”) included herein, in compliance with the provisions of the Uniform Commercial Code as enacted in the applicable jurisdiction as set forth in Section 3.04 below (the “UCC”). Grantor hereby authorizes Agent to file a financing statement or statements reciting this Instrument to be a security agreement, affecting all of said personal property aforementioned, shall be appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein with respect to the Property, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said UCC, all at Agent’s sole election. Grantor and Agent agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this declaration and hereby stated intention of Grantor and Agent that everything used in connection with the production of income from the Property and/or adapted for use therein and/or which is described or reflected in this Instrument, is to the full extent provided by law, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (iii) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (1) the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) Grantor’s interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Property, whether pursuant to a lease or otherwise, shall not be construed as in any way altering any of the rights of Agent as determined by this Instrument or impugning the priority of Agent’s lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of Agent in the event any court shall at any time hold with respect to the foregoing clauses (1), (2) or (3), that notice of Agent’s priority of interest to be effective against a particular class of persons, must be filed in the UCC records.

(b) Grantor warrants that (i) Grantor’s (that is, “Debtor’s”) correct legal name (including, without limitation, punctuation and spacing) indicated on the public record of Grantor’s jurisdiction of organization, identity or corporate structure, residence or chief executive office and jurisdiction of organization are as set forth in Subsection 1.10(c) hereof; (ii) Grantor (that is, “Debtor”) has been using or operating under said name, identity or corporate structure without change for the time period set forth in Subsection 1.10(c) hereof, and (iii) the location of the Personal Property secured by this Instrument is upon the Land. Grantor covenants and agrees that Grantor shall not change any of the matters addressed by clauses (i) or (iii) of this Subsection 1.10(b) unless it has given Agent thirty (30) days prior written notice of any such change and has executed or authorized at the request of Agent, such additional financing statements or other instruments to be filed in such jurisdictions as Agent may deem necessary or advisable in its sole discretion to prevent any filed financing statement from becoming misleading or losing its perfected status.

(c) The information contained in this Subsection 1.10(c) is provided in order that this Instrument shall comply with the requirements of the Uniform Commercial Code, as enacted in the Commonwealth of Virginia, for instruments to be filed as financing statements. The names of the “Debtor” and the “Secured Party”, the identity or corporate structure, jurisdiction of organization, organizational number, federal tax identification number, and residence or chief executive office of “Debtor”, and the time period for which “Debtor” has been using or operating under said name and identity or corporate structure without change, are as set forth in Schedule 1 of Exhibit “C” attached hereto and by this reference made a part hereof; the mailing address of the “Secured Party” from which information concerning the security interest may be obtained, and the mailing address of “Debtor”, are as set forth in Schedule 2 of Exhibit “C” attached hereto; and a statement indicating the types, or describing the items, of Personal Property secured by this Instrument is set forth hereinabove.

(d) Exhibit “C” correctly sets forth all names and tradenames that Grantor has used within the last five years, and also correctly sets forth the locations of all of the chief executive offices of Grantor over the last five years (if any).

(e) The Grantor hereby covenants and agrees that:

(1) Grantor shall not merge or consolidate into, or transfer any of the Property to, any other person or entity except as permitted under the Credit Agreement.

(2) Grantor shall, at any time and from time to time, take such steps as Agent may reasonably request for Agent (A) to obtain an acknowledgment, in form and substance reasonably satisfactory to Agent, of any bailee having possession of any of the Property, stating that the bailee holds possession of such

Property on behalf of Agent, (B) to obtain “control” of any investment property, deposit accounts, letter-of-credit rights, or electronic chattel paper (as such terms are defined by the UCC with corresponding provisions thereof defining what constitutes “control” for such items of collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to Agent, and (C) otherwise to insure the continued perfection and priority of the Agent’s security interest in any of the Property and of the preservation of its rights therein. If Grantor shall at any time, acquire a “commercial tort claim” (as such term is defined in the UCC) with respect to the Property or any portion thereof, Grantor shall promptly notify Agent thereof in writing, providing a reasonable description and summary thereof, and shall execute a supplement to this Instrument in form and substance acceptable to Agent granting a security interest in such commercial tort claim to Agent.

(3) Grantor hereby authorizes Agent, its counsel or its representative, at any time and from time to time, to file financing statements, amendments and continuations that describe or relate to the Property or any portion thereof in such jurisdictions as Agent may deem necessary or desirable in order to perfect the security interests granted by Grantor under this Instrument or any other Loan Document, and such financing statements may contain, among other items as Agent may deem advisable to include therein, the federal tax identification number of Grantor.

(4) Grantor shall not license, lease, sell or otherwise transfer any of the general intangibles to any third party during the term of this Instrument and the Credit Agreement without the prior written consent of the Agent (which consent may be withheld in the Agent’s sole discretion); and the Grantor will continue to use all trademarks, service marks and trade names in a consistent manner and shall take all steps necessary to properly maintain any formal registrations on the general intangibles, and to defend and enforce them, for the term of this Instrument and the Credit Agreement.

1.11 Further Assurances; After-Acquired Property. At any time and from time to time, upon request by Agent, Grantor will make, execute and deliver or cause to be made, executed and delivered, to Trustee and Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be rerecorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Agent, any and all such other and further deeds of trust, security agreements, financing statements, notice filings, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Agent, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligation of Grantor under this Instrument, the other Loan Documents and the Hedge Documents and (b) this Instrument as a first and prior lien upon and security interest in and to all of the Property, whether now owned or hereafter acquired by Grantor. Upon any failure by Grantor so to do, Agent may make, execute, record, file, re-record and/or refile any and all such deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Grantor and Grantor hereby irrevocably appoints Agent the agent and attorney-in-fact of Grantor so to do. The lien hereof will automatically attach, without further act, to all after acquired property attached to and/or used in the operation of the Property or any part thereof.

1.12 Expenses. Grantor will pay or reimburse Agent, upon demand therefor, for all reasonable attorney’s fees, costs and expenses incurred by Agent in any suit, action, legal proceeding or dispute of any kind in which the Lenders, Agent, the holders of the Hedge Obligations or Trustee is made a party or appears as party plaintiff or defendant, affecting or arising in connection with the Secured Obligations secured hereby, this Instrument or the interest created herein, or the Property, including, but not limited to, the exercise of the power of sale contained in this Instrument, any condemnation action involving the Property or any action to protect the security hereof; and any such amounts paid by the Lenders, Agent, the holders of the Hedge Obligations or Trustee shall be added to the Secured Obligations secured by the lien of this Instrument.

1.13 Subrogation. Agent shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid with the proceeds of the Secured Obligations secured hereby.

1.14 Limit of Validity. If from any circumstances whatsoever fulfillment of any provision of this Instrument, the Credit Agreement, the Note, any other Loan Document or any Hedge Document, at the time performance of such provision shall be due, shall involve transcending the limit presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit, so that in no event shall any exaction be possible under this Instrument, the Note, the Credit Agreement, any other Loan Document or any Hedge Document that is in excess of the current limit (or in the case of any such Loan Document that is governed by Virginia law, that is subject to the defense of usury), but such obligation shall be fulfilled to the limit. The provisions of this Section 1.14 shall control every other provision of this Instrument, the Note, the Credit Agreement, any other Loan Document or any Hedge Document.

1.15 Conveyance of Property. Grantor hereby acknowledges to Agent that (a) the identity and expertise of Grantor was and continues to be a material circumstance upon which Agent has relied in connection with, and which constitute valuable consideration to Agent for, the extending to Borrowers of the loans and other extensions of credit evidenced by the Note and Credit Agreement, and (b) any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Secured Obligations granted to Agent by this Instrument. Grantor therefore covenants and agrees with Agent, as part of the consideration for the extending to Grantor of the loans evidenced by the Note, that Grantor shall not convey, transfer, assign, further encumber or pledge any or all of its interest in the Property except as permitted under the Credit Agreement.

ARTICLE 2

2.01 Events of Default. The terms “Default” and “Event of Default” as used herein shall have the following meanings:

“Default” shall mean any event which, with the giving of notice or the lapse of time, or both, could become an Event of Default.

“Event of Default” shall mean (a) any default in the payment of the obligations of Grantor hereunder or Borrowers or under any of the other Loan Documents when the same shall become due and payable which is not cured within any grace or notice and cure period provided in the Credit Agreement or such other Loan Documents, if any, subject to any limitations in the Credit Agreement on the right of Grantor and Borrowers to receive notices of default, or (b) any default in the performance of any other obligations of Grantor hereunder which is not cured within any grace or cure period provided in the Credit Agreement (it being acknowledged by Grantor that no such cure period is provided with respect to any default under Section 1.08, any default under Section 1.15, or any default excluded from any provision for a grace period or cure of defaults contained in the Credit Agreement, the Security Documents (as defined in the Credit Agreement) or any other agreement evidencing or securing the Secured Obligations), or (c) any default in the performance of the obligations of Grantor or Borrowers or any other Person under any of the Security Documents beyond the expiration of any applicable notice and cure period, or (d) the occurrence of any “Event of Default” under the Credit Agreement, or (e) any amendment to or termination of a financing statement naming Grantor as debtor and Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by, or caused by, or at the instance of Grantor or by, or caused by, or at the instance of any principal, member, general partner or officer of Grantor (collectively, “Grantor Party”) without the prior written consent of Agent; or (f) any amendment to or termination of a financing statement naming Grantor as debtor and Agent as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than a Grantor Party or Agent or Agent’s counsel without the prior written consent of Agent and Grantor fails to use its best efforts to cause the effect of such filing to be completely nullified to the reasonable satisfaction of Agent within ten (10) days after notice to Grantor thereof.

2.02 Acceleration of Maturity. If an Event of Default shall have occurred and be continuing, then the entire Secured Obligations secured hereby shall, at the option of Agent and as permitted by the terms of the Credit Agreement, immediately become due and payable without notice or demand except as required by law, time being of the essence of this Instrument.

2.03 Right to Enter and Take Possession.

(a) If an Event of Default shall have occurred and be continuing, Grantor, upon demand of Agent, shall forthwith surrender to Agent the actual possession of the Property, and if and to the extent permitted by law, Agent itself, or by such officers or agents as it may appoint, may enter and take possession of all the Property (or such portion or portions as Agent may select) without the appointment of a receiver, or an application therefor, and may exclude Grantor and its agents and employees wholly therefrom, and may have joint access with Grantor to the books, papers and accounts of Grantor.

(b) If Grantor shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Agent, Agent may obtain a judgment or decree conferring upon Agent the right to immediate possession or requiring Grantor to deliver immediate possession of the Property to Agent. Grantor will pay to Agent, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Agent, its attorneys and agents; and all such expenses and compensation shall, until paid, be secured by the lien of this Instrument.

(c) Upon every such entering upon or taking of possession, Agent may hold, store, use, operate, manage and control the Property and conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Property insured; (iii) lease, manage and operate the Property and exercise all the rights and powers of Grantor to the same extent as Grantor could in its own name or otherwise with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Agent, all as Agent from time to time may determine to be in its best interest. Agent may collect and receive all the Revenues from the Property, including those past due as well as those accruing thereafter, and, after deducting (1) all expenses of taking, holding, managing and operating the Property (including compensation for the services of all persons employed for such purposes); (2) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (3) the cost of such insurance; (4) such taxes, assessments and other similar charges as Agent may at its option pay; (5) other proper charges upon the Property or any part thereof; and (6) the reasonable compensation, expenses and disbursements of the attorneys and agents of Agent, Agent shall apply the remainder of the monies and proceeds so received by Agent, in accordance with Section 12.5 of the Credit Agreement. Agent shall have no obligation to discharge any duties of a landlord to any tenant or to incur any liability as a result of any exercise by Agent of any rights under this Instrument or otherwise. Agent shall not be liable for any failure to collect Revenues from the Property, nor shall Agent be liable to account for any Revenues unless actually received by Agent.

(d) Whenever all that is due upon the Secured Obligations and under any of the terms, covenants, conditions and agreements of this Instrument shall have been paid and all Events of Default cured, Agent shall surrender possession of the Property to Grantor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

2.04 Performance by Agent. If there shall be a Default in the payment, performance or observance of any term, covenant or condition of this Instrument, Agent may, so long as such Default continues, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Agent in connection therewith, shall be secured hereby and shall be, upon demand, immediately repaid by Grantor to Agent with interest thereon at the Default Rate. Agent shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Agent is hereby empowered to enter and to authorize others to enter upon the Land or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor.

2.05 Receiver. If an Event of Default shall have occurred and be continuing, Agent, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without regard to the occupancy or value of any security for the Secured Obligations secured hereby or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property (or such portion or portions as Agent may select) and to collect and apply the Revenues thereof. The receiver shall have all of the rights and powers permitted under the laws of the Commonwealth of Virginia. Grantor will pay to Agent upon demand all expenses, including receiver’s fees, reasonable attorney’s fees, costs and agent’s compensation, incurred pursuant to the provisions of this Section 2.05, and all such expenses shall be secured by this Instrument.

2.06 Enforcement.

(a) If an Event of Default shall have occurred and be continuing, Agent, at its option, may effect the foreclosure of this Instrument by directing the Trustee to sell the Property (or such portion or portions thereof as the Trustee may select) at public auction at such time and place and upon such terms and conditions as may be required or permitted by applicable law, after having first advertised the time, place and terms of sale not less than once a week for three successive weeks in a newspaper having general circulation in the city or county in which the Land being sold lies. At any foreclosure sale, such portion of the Property as is offered for sale may, at the Trustee’s option, be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, the Grantor hereby waiving the application of any doctrine of marshalling.

This Instrument shall be construed to impose and confer upon the parties hereto, and the beneficiaries hereunder, all duties, rights and obligations prescribed in Section 55-59 and Sections 55-59.1 through 55-59.4 of the Code of Virginia, and to incorporate the following by short form reference to Section 55-60 of the Code of Virginia:

Exemptions waived

Renewal, extension or reinstatement permitted.

(b) If an Event of Default shall have occurred and be continuing, Agent may, in addition to and not in abrogation of the rights covered under subsection (a) of this Section 2.06, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Secured Obligations or the performance of any term, covenant, condition or agreement of this Instrument or any other right, and (ii) to pursue any other remedy available to it, all as Agent shall determine most effectual for such purposes.

2.07 Purchase by Agent. Upon any foreclosure sale, Agent, on behalf of the Lenders and the holders of the Hedge Obligations, may bid for and purchase the Property and, subject to those claims having priority under Section 55-59.4 of the Code of Virginia, shall be entitled to apply all or any part of the Secured Obligations secured hereby as a credit to the purchase price.

2.08 Application of Proceeds of Sale. The proceeds received by Agent as a result of a foreclosure sale of the Property shall be applied in the manner provided for in Section 55-59.4 of the Code of Virginia.

2.09 Grantor as Tenant Holding Over. In the event of any such foreclosure sale by Agent, Grantor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

2.10 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Grantor agrees, to the full extent permitted by law, that in case of an Event of Default, neither Grantor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Instrument, or the absolute sale of the Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof.

2.11 Waiver of Homestead. Grantor hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state, in and to the Property as against the collection of the Secured Obligations, or any part hereof.

2.12 Leases; Licensees. Agent, at its option, is authorized to foreclose this Instrument subject to the rights of any tenants and licensees of the Property, and the failure to make any such tenants or licensees parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Grantor to be a defense to any proceedings instituted by Agent to collect the sums secured hereby.

2.13 Discontinuance of Proceedings and Restoration of the Parties. In case Agent shall have proceeded to enforce any right, power or remedy under this Instrument by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Agent, then and in every such case Grantor and Agent shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Agent shall continue as if no such proceeding had been taken.

2.14 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Agent by this Instrument is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and may be exercised against Grantor in such order as Agent may select and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

2.15 Waiver.

(a) No delay or omission of Agent, any Lender or any holder of the Hedge Obligations to exercise any right, power or remedy accruing upon any Default or Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Default or Event of Default, or acquiescence therein; and every right, power and remedy given by this Instrument to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. No consent or waiver, expressed or implied, by Agent to or of any Default or Event of Default hereunder shall be deemed or construed to be a consent or waiver to or of any other Default or Event of Default. Failure on the part of Agent, the Lenders or any holder of the Hedge Obligations to complain of any act or failure to act or to declare a Default or Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent, any Lender or any holder of the Hedge Obligations of their respective rights hereunder or impair any rights, powers or remedies consequent on any Default or Event of Default.

(b) If any of the Lenders, Agent on behalf of the Lenders, or any holder of the Hedge Obligations (i) grants forbearance or an extension of time for the payment of any sums secured hereby; (ii) take other or additional security for the payment of any sums secured hereby; (iii) waives or does not exercise any right granted herein or in the Note, the Credit Agreement, any other Loan Document or any Hedge Document; (iv) releases any part of the Property from the lien of this Instrument or otherwise changes any of the terms, covenants, conditions or agreements of the Note, this Instrument, any other Loan Document or any Hedge Document; (v) consents to the filing of any map, plat or replat affecting the Property; (vi) consents to the granting of any easement or other right affecting the Property; or (vii) makes or consents to any agreement subordinating the lien hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under the Note, the Credit Agreement, this Instrument or any other obligation of Grantor, or any subsequent purchaser of the Property or any part thereof, or any maker, co signer, endorser, surety or guarantor; nor shall any such act or omission preclude Agent from exercising any right, power or privilege herein granted or intended to be granted in the event of any Default then made or of any subsequent Default; nor, except as otherwise expressly provided in an instrument or instruments executed by Agent, shall the lien of this Instrument be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Agent, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Property or the Secured Obligations secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

2.16 Suits to Protect the Property. Agent shall have power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Instrument, (b) to preserve or protect its interest in the Property and in the Revenues arising therefrom, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of the Lenders or the holders of the Hedge Obligations.

2.17 Agent May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceeding affecting Grantor, its creditors or its property, Agent, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Agent and Lender and the holders of the Hedge Obligations allowed in such proceedings for the entire amount due and payable by Grantor under this Instrument at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.

2.18 WAIVER OF GRANTOR’S RIGHTS. BY EXECUTION OF THIS INSTRUMENT, GRANTOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF AGENT, THE LENDERS AND/OR THE HOLDERS OF THE HEDGE OBLIGATIONS TO ACCELERATE THE SECURED OBLIGATIONS AND THE POWER OF AGENT TO CAUSE TRUSTEE TO SELL THE PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS INSTRUMENT OR BY LAW; (B) TO THE FULL EXTENT PERMITTED BY LAW, WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING, WITHOUT LIMITATION, THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY AGENT OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO AGENT, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE PROVIDED IN THIS INSTRUMENT OR BY APPLICABLE LAW; (C) ACKNOWLEDGES THAT GRANTOR HAS READ THIS INSTRUMENT AND THE OTHER LOAN DOCUMENTS AND ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS INSTRUMENT AND THE OTHER LOAN DOCUMENTS AND THEIR PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR AND GRANTOR HAS CONSULTED WITH COUNSEL OF GRANTOR’S CHOICE PRIOR TO EXECUTING THIS INSTRUMENT; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY GRANTOR AS PART OF A BARGAINED FOR LOAN TRANSACTION.

2.19 Claims Against Agent, Lenders and Holders of Hedge Obligations. No action at law or in equity shall be commenced, or allegation made, or defense raised, by Grantor against Agent, the Lenders or any holder of the Hedge Obligations for any claim under or related to this Instrument, the Note, the Credit Agreement, or any other instrument, document, transfer, conveyance, assignment or loan agreement given by Grantor or any other Borrower with respect to the Secured Obligations secured hereby, or related to the conduct of the parties thereunder, unless written notice of such claim, expressly setting forth the particulars of the claim alleged by

Grantor, shall have been given to Agent within sixty (60) days from and after the initial awareness of Grantor of the event, omission or circumstances forming the basis of Grantor for such claim. Any failure by Grantor to timely provide such written notice to Agent shall constitute a waiver by Grantor of such claim.

2.20 [Intentionally Omitted].

2.21 Indemnification; Subrogation; Waiver of Offset.

(a) Grantor shall indemnify, defend and hold Agent, the Lenders and the holders of the Hedge Obligations harmless for, from and against any and all liability, Secured Obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Agent’s reasonable attorneys’ fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Agent, the Lenders or the holders of the Hedge Obligations in connection with the Secured Obligations, this Instrument, the Property, or any part thereof, or the exercise by Agent of any rights or remedies granted to it under this Instrument; provided, however, that nothing herein shall be construed to obligate Grantor to indemnify, defend and hold harmless Agent, the Lenders or the holders of the Hedge Obligations for, from and against any and all liabilities, Secured Obligations, losses, damages, penalties, claims, actions, suits, costs and expenses asserted against, imposed on or incurred by Agent, a Lender or a holder of a Hedge Obligation by reason of such Person’s willful misconduct or gross negligence if a judgment is entered against Agent, a Lender or a holder of a Hedge Obligation by a court of competent jurisdiction after the expiration of all applicable appeal periods.

(b) If Agent, a Lender or a holder of a Hedge Obligation is made a party defendant to any litigation or any claim is threatened or brought against Agent, a Lender or a holder of a Hedge Obligation concerning the Secured Obligations, this Instrument, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Grantor shall indemnify, defend and hold such Person harmless for, from and against all liability by reason of said litigation or claims, including reasonable attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses incurred by such Person in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment; provided, however, that nothing in this Section 2.21(b) shall be construed to obligate Grantor to indemnify, defend and hold harmless Agent, a Lender or a holder of a Hedge Obligation for, from and against any and all liabilities or claims imposed on or incurred by such Person by reason of such Person’s willful misconduct or gross negligence if a judgment is entered against such Person by a court of competent jurisdiction after expiration of all applicable appeal periods. If Agent commences an action against Grantor to enforce any of the terms hereof or to prosecute any breach by Grantor of any of the terms hereof or to recover any sum secured hereby, Grantor shall pay to Agent its reasonable attorneys’ fees (together with reasonable appellate counsel, fees, if any) and expenses. The right to such attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Grantor breaches any term of this Instrument, Agent may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Grantor, Grantor shall pay Agent reasonable attorneys’ fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Agent, whether or not an action is actually commenced against Grantor by reason of such breach. All references to “attorneys” in this Subsection and elsewhere in this Instrument shall include without limitation any attorney or law firm engaged by Agent and Agent’s in-house counsel, and all references to “fees and expenses” in this Subsection and elsewhere in this Instrument shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Agent’s in-house counsel.

(c) A waiver of subrogation shall be obtained by Grantor from its insurance carrier and Grantor waives and releases any and all right to claim or recover against Agent, the Lenders, the holders of the Hedge Obligations and each of their respective officers, employees, agents and representatives, for loss of or damage to Grantor, the Property, Grantor’s other property or the property of others under Grantor’s control from any cause insured against or required to be insured against by the provisions of this Instrument.

(d) ALL SUMS PAYABLE BY GRANTOR HEREUNDER SHALL BE PAID WITHOUT NOTICE (EXCEPT AS MAY OTHERWISE BE PROVIDED HEREIN OR REQUIRED BY LAW), DEMAND, COUNTERCLAIM, SETOFF, DEDUCTION OR DEFENSE AND WITHOUT ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION OR REDUCTION, AND THE SECURED OBLIGATIONS AND LIABILITIES OF GRANTOR HEREUNDER SHALL IN NO WAY BE RELEASED, DISCHARGED OR OTHERWISE AFFECTED BY REASON OF: (I) ANY DAMAGE TO OR DESTRUCTION OF OR ANY CONDEMNATION OR SIMILAR TAKING OF THE PROPERTY OR ANY PART THEREOF; (II) ANY RESTRICTION OR PREVENTION OF OR INTERFERENCE WITH ANY USE OF THE PROPERTY OR ANY PART THEREOF; (III) ANY TITLE DEFECT OR ENCUMBRANCE OR ANY EVICTION FROM THE LAND OR THE IMPROVEMENTS ON THE LAND OR ANY PART THEREOF BY TITLE PARAMOUNT OR OTHERWISE; (IV) ANY BANKRUPTCY, INSOLVENCY, REORGANIZATION, COMPOSITION, ADJUSTMENT, DISSOLUTION, LIQUIDATION, OR OTHER LIKE PROCEEDING RELATING TO AGENT, THE LENDERS OR ANY HOLDER OF THE HEDGE OBLIGATIONS, OR ANY ACTION TAKEN WITH RESPECT TO THIS INSTRUMENT BY ANY TRUSTEE OR BY ANY RECEIVER OR AGENT, OR BY ANY COURT, IN SUCH PROCEEDING; (V) ANY CLAIM WHICH GRANTOR HAS, OR MIGHT HAVE, AGAINST AGENT, THE LENDERS OR ANY HOLDER OF THE HEDGE OBLIGATIONS; (VI) ANY DEFAULT OR FAILURE ON THE PART OF AGENT, THE LENDERS OR ANY HOLDER OF THE HEDGE OBLIGATIONS TO PERFORM OR COMPLY WITH ANY OF THE TERMS HEREOF OR OF ANY OTHER AGREEMENT WITH GRANTOR; OR (VII) ANY OTHER OCCURRENCE WHATSOEVER, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, WHETHER OR NOT GRANTOR SHALL HAVE NOTICE OR KNOWLEDGE OF ANY OF THE FOREGOING. GRANTOR WAIVES ALL RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE TO ANY ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION, OR REDUCTION OF ANY SUM SECURED HEREBY OR PAYABLE BY GRANTOR.

2.22 Revolving Credit/Future Advance. This Instrument secures Secured Obligations which may provide for a variable rate of interest as well as revolving credit advances and other future advances, whether such advances are obligatory or otherwise. Advances under the Note are subject to the terms and provisions of the Credit Agreement and the other Security Documents. Grantor acknowledges that the Secured Obligations may increase or decrease from time to time and that if the outstanding balance of the Secured Obligations is ever repaid to zero the security title, lien and security interest created by this Instrument shall not be deemed released or extinguished by operation of law or implied intent of the parties. This Instrument shall remain in full force and effect as to any further advances under the Credit Agreement made after any such zero balance until the Secured Obligations are paid in full, all agreements to make further advances or issue letters of credit have been terminated and this Instrument has been canceled of record. Grantor waives the operation of any applicable statutes, case law or regulation having a contrary effect.

ARTICLE 3

3.01 Successors and Assigns. This Instrument shall inure to the benefit of and be binding upon Grantor, Trustee and Agent and their respective legal representatives, successors and assigns. Whenever a reference is made in this Instrument to Grantor, Trustee or Agent such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of Grantor or Agent.

3.02 Terminology. All personal pronouns used in this Instrument whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Instrument itself, and all references herein to Articles, Sections or subsections thereof, shall refer to the corresponding Articles, Sections or subsections thereof, of this Instrument unless specific reference is made to such Articles, Sections or subsections thereof of another document or instrument.

3.03 Severability. If any provision of this Instrument or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Instrument and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

3.04 Applicable Law. This Instrument will be governed by the substantive laws of the Commonwealth of Virginia, without giving effect to its principles of choice of law or conflicts of law (except with respect to choice of law or conflicts of law provisions of its Uniform Commercial Code), and the laws of the United States applicable to transactions in Virginia. Should any obligation or remedy under this Instrument be invalid or unenforceable pursuant to the laws provided herein to govern, the laws of any other state referred to herein or of another state whose laws can validate and apply thereto shall govern.

3.05 Notices. Except as otherwise provided herein, any notice or other communication required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered the next succeeding Domestic Business Day (as defined in the Credit Agreement) after timely delivery to the courier, if sent by overnight courier; at the time delivered by hand, if personally delivered; or when receipt is acknowledged, if (i) telecopied (followed by delivery of written copy thereof sent by overnight courier on the same day as such notice is given), or (ii) sent by registered or certified mail, return receipt requested, addressed to Grantor or Agent as follows:

If to Grantor:

[INSERT BORROWER]

c/o Safari Ventures LLC

1212 New York Avenue, N.W.

Suite 900

Washington, D.C. 20005

Telecopy Number: (202) 728-0220

If to Agent:

KeyBank National Association, as Agent

127 Public Square

8th Floor

OH-01-27-0839

Cleveland, Ohio 44114-1306

Attn: John C. Scott

Telecopy Number: (216) 689-4997

And a copy to:

McKenna Long & Aldridge LLP

Suite 5300

303 Peachtree Street, N.E.

Atlanta, Georgia 30308

Attention: William F. Timmons, Esq.

Telecopy No.: (404) 527-4198

If to Trustee:

Commercial Title Group, Inc.

8605 Westwood Center Drive

Suite 200

Vienna, Virginia 22182

Telecopy Number: (703) 506-9615

or, subject to the requirements of Section 55-58.2 of the Code of Virginia, to such other address as any party may designate for itself by like notice.

3.06 Conflict with Credit Agreement Provisions. Grantor hereby acknowledges and agrees that, in the event of any conflict between the terms hereof and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

3.07 Assignment. This Instrument is assignable by Agent, and any assignment hereof by Agent shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Agent.

3.08 Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Instrument, and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Secured Obligations.

3.09 Grantor. If Grantor, or any signatory who signs on behalf of Grantor, is a corporation, partnership, limited liability company or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Agent that this Instrument is executed, acknowledged and delivered by Grantor’s duly authorized representatives.

ARTICLE 4

4.01 Any Trustee May Act; Substitution Permitted. If the Trustee at any time consists of more than one Person, the powers of the Trustee may be exercised by either Trustee or by any successor Trustee with the same effect as if exercised jointly by both of them. Grantor hereby grants to the Agent, in Agent’s sole discretion, the right and power to appoint a substitute trustee or trustees for any reason whatsoever. Such substitution shall be made by an instrument duly executed and acknowledged and recorded where this Instrument is recorded.

4.02 Compensation and Expenses. Grantor shall pay the Trustee just compensation for any and all services performed and all Trustee’s expenses, charges, reasonable attorneys’ fees and other obligations incurred in the administration and execution of the trust hereby created and the performance of Trustee’s duties and powers hereunder, which compensation, expenses, fees and disbursements shall constitute a part of the Secured Obligations.

4.03 Performance of Duties; Liability. Trustee shall perform and fulfill faithfully Trustee’s obligations hereunder but shall be under no duty to act until Trustee receives notice of the occurrence of an Event of Default from Agent and arrangements have been made which are satisfactory to Trustee for the indemnification to which Trustee is entitled, the payment of Trustee’s compensation and the reimbursement of any expenses Trustee may incur in the performance of Trustee’s duties. Trustee shall have no liability for Trustee’s acts unless Trustee is guilty of willful misconduct or gross negligence.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, Grantor executed this Instrument as of the day and year first above written.

GRANTOR:

RHINO EQUITY LLC, a Delaware limited liability company

By:	Safari Ventures LLC,
a Delaware limited liability company
its Managing Member

	By:	Eden Management LLC,
a Delaware limited liability company
its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager

COMMONWEALTH OF VIRGINIA

COUNTY OF FAIRFAX

The foregoing instrument was acknowledged before me this              day of August, 2007 by Lammot J. du Pont as Manager of Panda Interests LLC, a Virginia limited liability company, its Managing Member of Eden Management LLC, a Delaware limited liability company, its Managing Member of Safari Ventures LLC, a Delaware limited liability company, its Managing Member of Rhino Equity LLC, a Delaware limited liability company.

My commission expires:

[Notarial Seal]

Notary Public

IN WITNESS WHEREOF, Grantor executed this Instrument as of the day and year first above written.

GRANTOR:

QUILL EQUITY LLC, a Delaware limited liability company

By:	Safari Ventures LLC,
a Delaware limited liability company
its Managing Member

	By:	Eden Management LLC,
a Delaware limited liability company
its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager

COMMONWEALTH OF VIRGINIA

COUNTY OF FAIRFAX

The foregoing instrument was acknowledged before me this              day of August, 2007 by Lammot J. du Pont as Manager of Panda Interests LLC, a Virginia limited liability company, the Managing Member of Eden Management LLC, a Delaware limited liability company, the Managing Member of Safari Ventures LLC, a Delaware limited liability company, the Managing Member of Quill Equity LLC, a Delaware limited liability company.

My commission expires:

[Notarial Seal]

Notary Public

IN WITNESS WHEREOF, Grantor, Trustee, and Agent have executed this instrument as of the day and year first above written.

GRANTOR:

LEMUR PROPERTIES LLC, a Delaware limited liability company

By:	Safari Ventures LLC,
a Delaware limited liability company
its Managing Member

	By:	Eden Management LLC,
a Delaware limited liability company
its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager

COMMONWEALTH OF VIRGINIA

COUNTY OF FAIRFAX

The foregoing instrument was acknowledged before me this              day of August, 2007 by Lammot J. du Pont as Manager of Panda Interests LLC, a Virginia limited liability company, the Managing Member of Eden Management LLC, a Delaware limited liability company, the Managing Member of Safari Ventures LLC, a Delaware limited liability company, the Managing Member of Lemur Properties LLC, a Delaware limited liability company.

My commission expires:

[Notarial Seal]

Notary Public

IN WITNESS WHEREOF, Grantor, Trustee, and Agent have executed this instrument as of the day and year first above written.

GRANTOR:

PORPOISE VENTURES LLC, a Delaware limited liability company

By:	Safari Ventures LLC,
a Delaware limited liability company
its Managing Member

	By:	Eden Management LLC,
a Delaware limited liability company
its Managing Member

		By:	Panda Interests LLC,
a Virginia limited liability company
its Managing Member

By:
			Name:	Lammot J. du Pont
			Title:	Manager

COMMONWEALTH OF VIRGINIA

COUNTY OF FAIRFAX

The foregoing instrument was acknowledged before me this              day of August, 2007 by Lammot J. du Pont as Manager of Panda Interests LLC, a Virginia limited liability company, the Managing Member of Eden Management LLC, a Delaware limited liability company, the Managing Member of Safari Ventures LLC, a Delaware limited liability company, the Managing Member of Porpoise Ventures LLC, a Delaware limited liability company.

My commission expires:

[Notarial Seal]

Notary Public

TRUSTEE:

COMMERCIAL TITLE GROUP, INC., a Virginia corporation

By:
Name:
Title:

[SEAL]

COMMONWEALTH OF VIRGINIA

COUNTY OF

The foregoing instrument was acknowledged before me this             day of             , 2007 by             as             of             , a             , on behalf of             , a             .

(SEAL)
Notary Public

My Notary Registration number is:

My commission expires:

AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent

By:
Name:
Title:

[SEAL]

STATE OF	)
)
COUNTY OF	)

On             , 2007 before me,                    , Notary Public, personally appeared                     , personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity as             of KeyBank National Association, a national banking association, as Agent, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[Notarial Seal]
Notary Public
My commission expires:

EXHIBIT “A”

EXHIBIT “B”

Permitted Encumbrances

Permitted encumbrances are such matters as are shown on Schedule B to the Pro-Forma Title Insurance Policy No.             issued by Commonwealth Land Title Insurance Company to the Agent in connection with this Instrument and attached to that certain escrow instruction letter on or about hereof between Commonwealth Title Insurance Company and Agent.

EXHIBIT “B” - PAGE 1

EXHIBIT “C”

Schedule 1

(Description of “Debtor” and “Secured Party”)

Debtor:

[Rhino Equity LLC, a limited liability company organized under the laws of the State of Delaware. Debtor has been using or operating under said name and identity or corporate structure without change since May 31, 2007.]

[Quill Equity LLC, a limited liability company organized under the laws of the State of Delaware. Debtor has been using or operating under said name and identity or corporate structure without change since May 31, 2007.]

[Lemur Properties LLC, a limited liability company organized under the laws of the State of Delaware. Debtor has been using or operating under said name and identity or corporate structure without change since September 19, 2002.]

[Porpoise Ventures LLC, a limited liability company organized under the laws of the State of Delaware. Debtor has been using or operating under said name and identity or corporate structure without change since June 6, 2005.]

Names and Tradenames used within last five years: n/a.

Location of all chief executive offices since the date of formation of the entity:             . [IS THIS NECESSARY?] — WILL CONFIRM

Organizational Number:

Federal Tax Identification Number:

Secured Party:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent.

F-1

Schedule 2

(Notice Mailing Addresses of “Debtor” and “Secured Party”)

The mailing address of Debtor is:

[INSERT BORROWER]

c/o Safari Ventures LLC

1212 New York Avenue, N.W.

Suite 900

Washington, D.C. 20005

Attn: Hossein Fateh

Telecopy Number: (202) 728-0220

The mailing address of Secured Party is:

KeyBank National Association, as Agent

127 Public Square

8th Floor

OH-01-27-0839

Cleveland, Ohio 44114-1306

EXHIBIT G

FORM OF REQUEST FOR REVOLVING CREDIT LOAN

KeyBank National Association, as Agent

800 Superior

Cleveland, Ohio 44114-1306

Attn: Vicky Heineck

Ladies and Gentlemen:

Pursuant to the provisions of §2.7 of the Credit Agreement dated as of August 7, 2007 (as the same may hereafter be amended, the “Credit Agreement”), among Safari Ventures LLC (the “Parent Borrower”), the Subsidiary Borrowers, KeyBank National Association for itself and as Agent, and the other Lenders from time to time party thereto, the undersigned Borrower hereby requests and certifies as follows:

1. Revolving Credit Loan. The undersigned Borrower on behalf of all Borrowers hereby requests a [Revolving Credit Loan under §2.1] [Swing Loan under §2.5] of the Credit Agreement:

Principal Amount: $

Type (LIBOR Rate, Base Rate):

Drawdown Date:

Interest Period for Revolving Credit LIBOR Rate Loans:

by credit to the general account of the Borrowers with the Agent at the Agent’s Head Office.

[If the requested Loan is a Swing Loan and the Borrowers desire for such Loan to be a LIBOR Rate Loan following its conversion as provided in §2.5(d), specify the Interest Period following conversion:                    ]

2. Use of Proceeds. Such Loan shall be used for purposes permitted by §2.9 of the Credit Agreement.

3. No Default. The undersigned chief financial officer or chief accounting officer of Parent Borrower certifies that the Borrowers are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Loan requested hereby and no Default or Event of Default has occurred and is continuing. Attached hereto is a Borrowing Base Certificate setting forth a calculation of the Borrowing Base Availability after giving effect to the Loan requested hereby. No condemnation proceedings are pending or, to the undersigned knowledge, threatened against any Mortgaged Property.

4. Representations True. The undersigned chief financial officer or chief accounting officer of Parent Borrower certifies, represents and agrees that each of the representations and warranties made by or on behalf of the Borrowers or their respective Subsidiaries, contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true in all material respects as of the

G-1

date on which it was made and, is true in all material respects as of the date hereof and shall also be true at and as of the Drawdown Date for the Loan requested hereby, with the same effect as if made at and as of such Drawdown Date, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

5. Other Conditions. The undersigned chief financial officer or chief accounting officer of Parent Borrower certifies, represents and agrees that all other conditions to the making of the Loan requested hereby set forth in the Credit Agreement have been satisfied.

6. Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.

IN WITNESS WHEREOF, the undersigned has duly executed this request this             day of             , 200  .

SAFARI VENTURES LLC, a Delaware limited liability company

By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

	By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
		Name:	Lammot J. du Pont
		Title:	Manager

G-2

EXHIBIT H

FORM OF LETTER OF CREDIT REQUEST

[DATE]

KeyBank National Association, as Agent

1675 Broadway, Suite 400

Denver, Colorado 80202

Attn: Cheryl Van Klompenberg

Re: Letter of Credit Request under Credit Agreement dated as of August 7, 2007

Ladies and Gentlemen:

Pursuant to §2.10 of the Credit Agreement dated as of August 7, 2007, among you, certain other Lenders, Safari Ventures LLC (“Parent Borrower”), and the Subsidiary Borrowers (the “Credit Agreement”), we hereby request that you issue a Letter of Credit as follows:

(i)	Name and address of beneficiary:

(ii)	Face amount: $

(iii)	Proposed Issuance Date:

(iv)	Proposed Expiration Date:

(v)	Other terms and conditions as set forth in the proposed form of Letter of Credit attached hereto.

(vi)	Purpose of Letter of Credit:

This Letter of Credit Request is submitted pursuant to, and shall be governed by, and subject to satisfaction of, the terms, conditions and provisions set forth in §2.10 of the Credit Agreement.

The undersigned chief financial officer or chief accounting officer of Parent Borrower certifies that the Borrowers are and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of the Letter of Credit requested hereby and no Default or Event of Default has occurred and is continuing. Attached hereto is a Borrowing Base Certificate setting forth a calculation of the Borrowing Base Availability after giving effect to the Letter of Credit requested hereby. No condemnation proceedings are pending or, to the undersigned knowledge, threatened against any Mortgaged Property.

We also understand that if you grant this request this request obligates us to accept the requested Letter of Credit and pay the issuance fee and Letter of Credit fee as required by §2.10(e). All capitalized terms defined in the Credit Agreement and used herein without definition shall have the meanings set forth in §1.1 of the Credit Agreement.

H-1

The undersigned chief financial officer or chief accounting officer of Parent Borrower certifies, represents and agrees that each of the representations and warranties made by or on behalf of the Borrowers or their respective Subsidiaries, contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true in all material respects as of the date on which it was made, is true as of the date hereof and shall also be true at and as of the proposed issuance date of the Letter of Credit requested hereby, with the same effect as if made at and as of the proposed issuance date, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

Very truly yours,

SAFARI VENTURES LLC, a Delaware limited liability company

By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

	By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
		Name:	Lammot J. du Pont
		Title:	Manager

H-2

EXHIBIT I

FORM OF BORROWING BASE CERTIFICATE

BORROWING BASE WORKSHEET

A.	Mortgaged Property Appraised Value Test: Aggregate Amount of Appraised Value of each Mortgaged Property	$

[See attached spreadsheet listing values]

B.	Borrowing Base Value: 70% of Mortgaged Property Aggregate Appraised Value (65% after the occurrence of the Capital Event)	$

C.	Borrowing Base Debt Service Coverage Ratio Test: The maximum principal amount of the Loans and Letter of Credit Obligations which would not cause the Borrowing Base Debt Service Coverage Ratio to be less than 1.3 to 1.0 (1.35 to 1.0 following the occurrence of a Capital Event)	$

[See Attached Spreadsheet]

D.	Borrowing Base Availability: Lesser of B or C	$

I-1

EXHIBIT J

FORM OF COMPLIANCE CERTIFICATE

KeyBank National Association, as Agent

127 Public Square

Cleveland, Ohio 44114-1306

Attn: John Scott

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of August 7, 2007 (as the same may hereafter be amended, the “Credit Agreement”) by and among Safari Ventures LLC (‘Parent Borrower”), the Subsidiary Borrowers, KeyBank National Association for itself and as Agent, and the other Lenders from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to the Credit Agreement, Parent Borrower is furnishing to you herewith (or have most recently furnished to you) the consolidated financial statements of Parent Borrower for the fiscal period ended             (the “Balance Sheet Date”). Such financial statements have been prepared in accordance with GAAP and present fairly the consolidated financial position of Parent Borrower at the date thereof and the results of its operations for the periods covered thereby.

This certificate is submitted in compliance with requirements of §2.11(d), §5.4(b), §7.4(c), §7.5(e), §8.1, §10.12 or §11.3 of the Credit Agreement. If this certificate is provided under a provision other than §7.4(c), the calculations provided below are made using the consolidated financial statements of Parent Borrower as of the Balance Sheet Date adjusted in the best good faith estimate of Parent Borrower to give effect to the making of a Loan, issuance of a Letter of Credit, acquisition or disposition of property or other event that occasions the preparation of this certificate; and the nature of such event and the estimate of Parent Borrower of its effects are set forth in reasonable detail in an attachment hereto. The undersigned officer is the chief financial officer or chief accounting officer of Parent Borrower.

The undersigned representative has caused the provisions of the Loan Documents to be reviewed and have no knowledge of any Default or Event of Default. (Note: If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the Borrowers with respect thereto.)

The undersigned is providing the attached information to demonstrate compliance as of the date hereof with the covenants described in the attachment hereto.

IN WITNESS WHEREOF, the undersigned have duly executed this Compliance Certificate this             day of             , 200  .

SAFARI VENTURES LLC, a Delaware limited liability company

By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

	By:	Panda Interests LLC,
a Virginia limited liability company,
its Managing Member

By:
		Name:	Lammot J. du Pont
		Title:	Manager

APPENDIX TO COMPLIANCE CERTIFICATE

WORKSHEET

GROSS ASSET VALUE

A.	Appraised Value of Stabilized Properties	$

B.	Book Value of Development Properties, until the earlier of (x) the 1 year anniversary of the date of issuance of a certificate of occupancy for such Real Estate and (y) the last day of the calendar quarter during which such Real Estate first achieves 85% occupancy:	$

C.	Book Value of Land Assets:	$

D.	Aggregate of Unrestricted Cash and Cash Equivalents:	$

E.	Pro rata share of Gross Asset Value attributable to such assets owned by Unconsolidated Affiliates:	$

	Gross Assets Value equals sum of A plus B plus C plus D plus E	$

*	Development Properties that have just become Stabilized Properties or newly acquired Real Estate may be included at book value determined in accordance with GAAP for up to 90 days pending completion of a determination of the Appraised Value

EXHIBIT K

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Agreement”) dated             , by and between             (“Assignor”), and             (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor is a party to that certain Credit Agreement, dated August 7, 2007, by and among SAFARI VENTURES LLC (“Parent Borrower”), the Subsidiary Borrowers, the other lenders that are or may become a party thereto, and KEYBANK NATIONAL ASSOCIATION, individually and as Agent (the “Loan Agreement”); and

WHEREAS, Assignor desires to transfer to Assignee [Describe assigned Commitment] under the Loan Agreement and its rights with respect to the Commitment assigned and its Outstanding Loans with respect thereto;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

7. Definitions. Terms defined in the Loan Agreement and used herein without definition shall have the respective meanings assigned to such terms in the Loan Agreement.

8. Assignment.

(a) Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by Assignee to Assignor pursuant to Paragraph 5 of this Agreement, effective as of the “Assignment Date” (as defined in Paragraph 7 below), Assignor hereby irrevocably sells, transfers and assigns to Assignee, without recourse, a portion of its [Revolving Credit][Term Loan] Note in the amount of $            representing a $            [Revolving Credit] [Term Loan] Commitment, and a             percent (        %)[Revolving Credit][Term Loan] Commitment Percentage, and a corresponding interest in and to all of the other rights and obligations under the Loan Agreement and the other Loan Documents relating thereto (the assigned interests being hereinafter referred to as the “Assigned Interests”), including Assignor’s share of all outstanding [Revolving Credit][Term] Loans with respect to the Assigned Interests and the right to receive interest and principal on and all other fees and amounts with respect to the Assigned Interests, all from and after the Assignment Date, all as if Assignee were an original Lender under and signatory to the Loan Agreement having a [Revolving Credit][Term Loan] Commitment Percentage equal to the amount of the respective Assigned Interests.

(b) Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of Assignor with respect to the Assigned Interests from and after the Assignment Date as if Assignee were an original Lender under and signatory to the Loan Agreement and the “Intercreditor Agreement” (as hereinafter defined), which obligations shall include, but shall not be limited to, the obligation to make [Revolving Credit][Term] Loans to the Borrowers with respect to the Assigned Interests and to indemnify the Agent as provided therein (such obligations, together with all other obligations set forth in the Loan Agreement and the other Loan Documents are hereinafter collectively referred to as the “Assigned Obligations”). Assignor shall have no further duties or obligations with respect to, and shall have no further interest in, the Assigned Obligations or the Assigned Interests.

9. Representations and Requests of Assignor.

(a) Assignor represents and warrants to Assignee (i) that it is legally authorized to, and has full power and authority to, enter into this Agreement and perform its obligations under this Agreement; (ii) that as of the date hereof, before giving effect to the assignment contemplated hereby the principal face amount of Assignor’s [Revolving Credit][Term Loan] Note is $            and the aggregate outstanding principal balance of the [Revolving Credit][Term] Loans made by it equals $            , and (iii) that it has forwarded to the Agent the [Revolving Credit][Term Loan] Note held by Assignor. Assignor makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness or sufficiency of any Loan Document or any other instrument or document furnished pursuant thereto or in connection with the Loan, the collectability of the Loans, the continued solvency of the Borrowers or the continued existence, sufficiency or value of the Collateral or any assets of the Borrowers which may be realized upon for the repayment of the Loans, or the performance or observance by the Borrowers of any of their respective obligations under the Loan Documents to which it is a party or any other instrument or document delivered or executed pursuant thereto or in connection with the Loan; other than that it is the legal and beneficial owner of, or has the right to assign, the interests being assigned by it hereunder and that such interests are free and clear of any adverse claim.

(b) Assignor requests that the Agent obtain replacement notes for each of Assignor and Assignee as provided in the Loan Agreement.

10. Representations of Assignee. Assignee makes and confirms to the Agent, Assignor and the other Lenders all of the representations, warranties and covenants of a Lender under Articles 14 and 18 of the Loan Agreement. Without limiting the foregoing, Assignee (a) represents and warrants that it is legally authorized to, and has full power and authority to, enter into this Agreement and perform its obligations under this Agreement; (b) confirms that it has received copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it has and will, independently and without reliance upon Assignor, any other Lender or the Agent and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in evaluating the Loans, the Loan Documents, the creditworthiness of the Borrowers and the value of the assets of the Borrowers, and taking or not taking action under the Loan Documents and any intercreditor agreement among the Lenders and the Agent (the “Intercreditor Agreement”); (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents and the Intercreditor Agreement; (e) agrees that, by this Assignment,

Assignee has become a party to and will perform in accordance with their terms all the obligations which by the terms of the Loan Documents and the Intercreditor Agreement are required to be performed by it as a Lender; (f) represents and warrants that Assignee does not control, is not controlled by, is not under common control with and is otherwise free from influence or control by, the Borrowers or REIT, (g) represents and warrants that Assignee is subject to control, regulation or examination by a state or federal regulatory agency, (h) agrees that if Assignee is not incorporated under the laws of the United States of America or any State, it has on or prior to the date hereof delivered to Borrowers and Agent certification as to its exemption (or lack thereof) from deduction or withholding of any United States federal income taxes and (i) if Assignee is an assignee of any portion of the Revolving Credit Notes, Assignee has a net worth as of the date hereof of not less than $100,000,000.00 unless waived in writing by Parent Borrower and Agent as required by the Credit Agreement. Assignee agrees that Borrowers may rely on the representation contained in Section 4(i).

11. Payments to Assignor. In consideration of the assignment made pursuant to Paragraph 1 of this Agreement, Assignee agrees to pay to Assignor on the Assignment Date, an amount equal to $            representing the aggregate principal amount outstanding of the [Revolving Credit][Term] Loans owing to Assignor under the Loan Agreement and the other Loan Documents with respect to the Assigned Interests.

12. Payments by Assignor. Assignor agrees to pay the Agent on the Assignment Date the registration fee required by §18.2 of the Loan Agreement.

13. Effectiveness.

(a) The effective date for this Agreement shall be             (the “Assignment Date”). Following the execution of this Agreement, each party hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance and recording in the Register by the Agent.

(b) Upon such acceptance and recording and from and after the Assignment Date, (i) Assignee shall be a party to the Loan Agreement and the Intercreditor Agreement and, to the extent of the Assigned Interests, have the rights and obligations of a Lender thereunder, and (ii) Assignor shall, with respect to the Assigned Interests, relinquish its rights and be released from its obligations under the Loan Agreement and the Intercreditor Agreement.

(c) Upon such acceptance and recording and from and after the Assignment Date, the Agent shall make all payments in respect of the rights and interests assigned hereby accruing after the Assignment Date (including payments of principal, interest, fees and other amounts) to Assignee.

(d) All outstanding LIBOR Rate Loans shall continue in effect for the remainder of their applicable Interest Periods and Assignee shall accept the currently effective interest rates on its Assigned Interest of each LIBOR Rate Loan.

14. Notices. Assignee specifies as its address for notices and its Lending Office for all assigned Loans, the offices set forth below:

Notice Address:

Attn:
Facsimile:

Domestic Lending Office:	Same as above

Eurodollar Lending Office:	Same as above

15. Payment Instructions. All payments to Assignee under the Loan Agreement shall be made as provided in the Loan Agreement in accordance with the separate instructions delivered to Agent.

16. Governing Law. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT FOR ALL PURPOSES AND TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

17. Counterparts. This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

18. Amendments. This Agreement may not be amended, modified or terminated except by an agreement in writing signed by Assignor and Assignee, and consented to by Agent.

19. Successors. This Agreement shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted by the terms of Loan Agreement and the Intercreditor Agreement.

[signatures on following page]

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, as of the date first above written.

ASSIGNEE:

By:
Title:

ASSIGNOR:

By:
Title:

RECEIPT ACKNOWLEDGED AND ASSIGNMENT CONSENTED TO BY:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:
Title:

CONSENTED TO BY:[1]

SAFARI VENTURES LLC, a Delaware limited liability company

By:	Eden Management LLC, a Delaware limited liability company, its Managing Member

	By:	Panda Interests LLC, a Virginia limited liability company, its Managing Member

By:
		Name:	Lammot J. du Pont
		Title:	Manager

[1]	Insert to extent required by Credit Agreement.

EXHIBIT L

FORM OF LETTER OF CREDIT APPLICATION

KeyBank National Association

Application and Agreement for Irrevocable Standby Letter of Credit

To:	International Standby Services Group	Date:
4910 Tiedeman, 4th Floor
Brooklyn, Ohio 44144 Mailcode: OH-01-51-0435 Fax Number: (216) 813-3719

Please issue your Irrevocable Letter of Credit and notify the Beneficiary by

Swift (Advising Bank Swift Address)

Courier (Contact Name)(Telephone Number)

Beneficiary (show full name & complete street address)    Applicant (show full name & complete street address)

Expiration Date:	Dollar Amount $ and currency if other than USD (Amount in words)

Automatic Extension Clause	Days Notice:

Ultimate Expiration Date:

Available by Drafts at sight drawn on you and accompanied by the following documents:

1.	Beneficiary’s statement signed by an authorized individual of (Beneficiary) certifying “The Principal, (Applicant), has not performed or fulfilled all the undertakings, covenants, and conditions in accordance with the terms of the agreement dated between (Applicant) and (Beneficiary)”.

2.	Beneficiary’s statement signed by an authorized individual of (Beneficiary) certifying “We hereby certify that invoices under sales agreement between (Applicant) and (Beneficiary) have been submitted for payment and said invoices are past due and payable”.

3.	Beneficiary’s statement signed by an authorized individual of (Beneficiary) certifying “We hereby certify that (Applicant) has failed to honor their contractual agreement dated between (Applicant) and (Beneficiary) and that payment has not been made and is past due”.

4.	Beneficiary’s statement signed by one of its authorized individuals certifying (Applicant) was the successful bidder under the Tender No. dated for supply of and that (Applicant) has withdrawn their bid or failed to enter into a contract.

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5.	Beneficiary’s statement signed by an authorized individual reading: (Please indicate below the wording that is to appear in the statement to be presented.)

6.	No statement or document by the beneficiary other than a draft is required to be presented under this Letter of Credit.

Partial Drawings:      Permitted      Not Permitted Charges for Applicant

Special instructions or conditions:

Applicant shall keep and maintain Demand Deposit Account No.          at all times. KeyBank is authorized to debit the Demand Deposit Account or any successor account to pay any amounts which become due by Applicant in connection with the Letter of Credit, including any fees charged to Applicant or the amount of any draw(s) made under the Letter of Credit by the Beneficiary.

This application and agreement are subject to either the current uniform customs and practice from documentary credits established by the International Chamber of Commerce or the current International Standby Practices established by the International Chamber of Commerce, (whichever may be determined to be appropriate by Keycorp Affiliates under the circumstances), and to the terms and conditions set forth in the Letter of Credit Reimbursement and Security Agreement executed by the Applicant.

Date:
(Customer’s Signature)	(Customer’s Bank Sign Here -
if other than a Keycorp Affiliate)

K-2

SCHEDULE 1.1

LENDERS AND COMMITMENTS

REVOLVING CREDIT LOAN

Name and Address		Revolving Credit Commitment	Revolving Credit Commitment Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306		$36,184,210.53	13.15789474%
Attention: Telephone: Facsimile:	John C. Scott 216-689-5986 216-689-4997

LIBOR Lending Office Same as Above

UBS Loan Finance LLC 677 Washington Boulevard Stamford, CT 06901		$27,500,000.00	10.00000000%
Attention: Telephone: Facsimile:	Brian Gross 203-719-2814 203-719-3888

LIBOR Lending Office Same as Above

Lehman Brothers Commercial Bank 745 7th Avenue 5th Floor New York, NY 10019		$27,500,000.00	10.00000000%
Attention: Telephone: Facsimile:	Janine Shugan 212-526-8625 917-522-0139

LIBOR Lending Office Same as Above

Schedule1.1 – Page 1

Name and Address		Revolving Credit Commitment	Revolving Credit Commitment Percentage
Bank of America, N.A. 8300 Greensboro Drive Suite 300 McLean, VA 22102		$27,500,000.00	10.00000000%
Attention: Telephone: Facsimile:	Mei Li 703-761-8129 703-761-8160

LIBOR Lending Office Same as Above

Citicorp North America, Inc. 390 Greenwich Street 1st Floor New York, NY 11375		$23,157,894.74	8.42105263%
Attention: Telephone: Facsimile:	Rita Lai 212-723-5931 646-291-1630

LIBOR Lending Office Same as Above

Wachovia Bank, National Association 301 S. College Street, 16th Floor NC0172 Charlotte, NC 28288		$23,157,894.74	8.42105263%
Attention: Telephone: Facsimile:	Amit Khimji/Will Steubing 704-715-1347 / 7237 704-715-0065

LIBOR Lending Office Same as Above

Charter One Bank, N.A. 1215 Superior Avenue 6th Floor Cleveland, OH 44114		$23,157,894.74	8.42105263%
Attention: Telephone: Facsimile:	Florentina Djulvezan 216-277-0694 216-277-4607

Schedule 1.1 – Page 2

Name and Address		Revolving Credit Commitment	Revolving Credit Commitment Percentage
LIBOR Lending Office Same as Above

Raymond James Bank, FSB 710 Carillon Parkway St. Petersburg, FL 33716		$23,157,894.74	8.42105263%
Attention: Telephone: Facsimile:	Loan Ops/CML 727-567-1815 727-567-8830

LIBOR Lending Office Same as Above

Sovereign Bank 75 State Street MA1 SST 04-11 Boston, MA 02109		$23,157,894.74	8.42105263%
Attention: Telephone: Facsimile:	T. Gregory Donohue 617-757-5578 617-757-5652

LIBOR Lending Office Same as Above

National City Bank 2000 Auburn Drive Suite 400 Beachwood, OH 44122		$20,263,157.89	7.36842105%
Attention: Telephone: Facsimile:	Sean Apicella 216-488-3687 216-488-3160

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 3

Name and Address		Revolving Credit Commitment	Revolving Credit Commitment Percentage
Allied Irish Banks Allied Irish Banks, p.l.c. 405 Park Avenue New York, NY 10022		$14,473,684.21	5.26315789%
Attention: Telephone:	Doug Marron/Laura Baker 212-515-6762/ 212-339-8052
Facsimile:	212-339-8325

LIBOR Lending Office Same as Above

MidFirst Bank 501 NW Grand Boulevard First Floor Oklahoma City, OK 73118		$5,789,473.68	2.10526316%
Attention: Telephone: Facsimile:	Todd Wright 405-767-7108 405-767-7119

LIBOR Lending Office Same as Above
		275,000,000.00	100%

Schedule 1.1 – Page 4

TERM LOAN

Name and Address		Term Loan Commitment	Term Loan Commitment Percentage
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306		$36,842,105.26	18.421052627%
Attention: Telephone: Facsimile:	John C. Scott 216-689-5986 216-689-4997

LIBOR Lending Office Same as Above

UBS Loan Finance LLC 677 Washington Boulevard Stamford, CT 06901		$20,000,000.00	10.000000000%
Attention: Telephone: Facsimile:	Brian Gross 203-719-2814 203-719-3888

LIBOR Lending Office Same as Above

Lehman Brothers Commercial Bank 745 7th Avenue 5th Floor New York, NY 10019		$20,000,000.00	10.000000000%
Attention: Telephone: Facsimile:	Janine Shugan 212-526-8625 917-522-0139

LIBOR Lending Office Same as Above

Bank of America, N.A. 8300 Greensboro Drive Suite 300 McLean, VA 22102		$20,000,000.00	10.000000000%
Attention: Telephone: Facsimile:	Mei Li 703-761-8129 703-761-8160

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 5

Name and Address		Term Loan Commitment	Term Loan Commitment Percentage
Citicorp North America, Inc. 390 Greenwich Street 1st Floor New York, NY 11375		$16,842,105.26	8.42105263%
Attention: Telephone: Facsimile:	Rita Lai 212-723-5931 646-291-1630

LIBOR Lending Office Same as Above

Wachovia Bank, National Association 301 S. College Street, 16th Floor NC0172 Charlotte, NC 28288		$16,842,105.26	8.42105263%
Attention: Telephone: Facsimile:	Amit Khimji/Will Steubing 704-715-1347 / 7237 704-715-0065

LIBOR Lending Office Same as Above

Charter One Bank, N.A. 1215 Superior Avenue 6th Floor Cleveland, OH 44114		$16,842,105.26	8.42105263%
Attention: Telephone: Facsimile:	Florentina Djulvezan 216-277-0694 216-277-4607

LIBOR Lending Office Same as Above

Raymond James Bank, FSB 710 Carillon Parkway St. Petersburg, FL 33716		$16,842,105.26	8.42105263%
Attention: Telephone: Facsimile:	Loan Ops/CML 727-567-1815 727-567-8830

LIBOR Lending Office Same as Above

Schedule 1.1 – Page 6

Name and Address		Term Loan Commitment	Term Loan Commitment Percentage
Sovereign Bank 75 State Street MA1 SST 04-11 Boston, MA 02109		$16,842,105.26	8.42105263%
Attention: Telephone: Facsimile:	T. Gregory Donohue 617-757-5578 617-757-5652

LIBOR Lending Office Same as Above

National City Bank 2000 Auburn Drive Suite 400 Beachwood, OH 44122		$14,736,842.11	7.36842105%
Attention: Telephone: Facsimile:	Sean Apicella 216-488-3687 216-488-3160

LIBOR Lending Office Same as Above

MidFirst Bank 501 NW Grand Boulevard First Floor Oklahoma City, OK 73118		$4,210,526.32	2.10526316%
Attention: Telephone: Facsimile:	Todd Wright 405-767-7108 405-767-7119

LIBOR Lending Office Same as Above
		200,000,000.00	100%

TOTAL COMMITMENTS

Name and Address	Total Commitment	Total Commitment Percentage
KeyBank National Association	$73,026,315.79	15.373961219%

Schedule 1.1 – Page 7

Name and Address	Total Commitment	Total Commitment Percentage

UBS Loan Finance LLC	$47,500,000.00	10.000000000%

Lehman Brothers Commercial Bank	$47,500,000.00	10.000000000%

Bank of America, N.A.	$47,500,000.00	10.000000000%

Citicorp North America, Inc.	$40,000,000.00	8.42105263%

Wachovia Bank, National Association	$40,000,000.00	8.42105263%

Charter One Bank, N.A.	$40,000,000.00	8.42105263%

Raymond James Bank, FSB	$40,000,000.00	8.42105263%

Sovereign Bank	$40,000,000.00	8.42105263%

National City Bank	35,000,000.00	7.36842105%

Allied Irish Banks	$14,473,684.21	3.047091413%

MidFirst Bank	$10,000,000.00	2.10526316%

Schedule 1.1 – Page 8

Name and Address	Total Commitment	Total Commitment Percentage
	$475,000,000.00	100%

Schedule 1.1 – Page 9

SCHEDULE 1.2

ELIGIBLE REAL ESTATE QUALIFICATION DOCUMENTS

With respect to any parcel of Real Estate of Parent Borrower or a Subsidiary Borrower proposed to be included in the Collateral, each of the following:

(b) Description of Property. A narrative description of the Real Estate, the improvements thereon and the tenants and Leases relating to such Real Estate.

(c) Security Documents. Such Security Documents relating to such Real Estate as the Agent shall in good faith require, duly executed and delivered by the respective parties thereto.

(d) Enforceability Opinion. If required by the Agent, the favorable legal opinion of counsel to Parent Borrower or such Subsidiary Borrower, from counsel reasonably acceptable to the Agent and qualified to practice in the State in which such Real Estate is located, addressed to the Lenders and the Agent covering the enforceability of such Security Documents and such other matters as the Agent shall reasonably request.

(e) Perfection of Liens. Evidence reasonably satisfactory to the Agent that the Security Documents are effective to create in favor of the Agent a legal, valid and enforceable first lien or security title and security interest in such Real Estate and that all filings, recordings, deliveries of instruments and other actions necessary or desirable to protect and preserve such liens or security title or security interests have been duly effected.

(f) Survey and Taxes. The Survey of such Real Estate, together with the Surveyor Certification and evidence of payment of all real estate taxes, assessments and municipal charges on such Real Estate which on the date of determination are required to have been paid under §7.8.

(g) Title Insurance; Title Exception Documents. The Title Policy (or “marked” commitment/pro forma policy for a Title Policy) covering such Real Estate, including all endorsements thereto, and together with proof of payment of all fees and premiums for such policy, and true and accurate copies of all documents listed as exceptions under such policy.

(h) UCC Certification. A certification from the Title Insurance Company, records search firm, or counsel satisfactory to the Agent that a search of the appropriate public records disclosed no conditional sales contracts, security agreements, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect any property, rights or interests of Parent Borrower or such Subsidiary Borrower that are or are intended to be subject to the security interest, security title, assignments, and mortgage liens created by the Security Documents relating to such Real Estate except to the extent that the same are discharged and removed prior to or simultaneously with the inclusion of the Real Estate in the Collateral.

(i) Management Agreement. A true copy of the Management Agreement, if any, relating to such Real Estate, which shall be in form and substance reasonably satisfactory to the Agent.

Schedule 1.2 – Page 1

(j) Leases. True copies of all Leases relating to such Real Estate as the Agent or the Required Lenders may request and a Rent Roll for such Real Estate certified by Parent Borrower or Subsidiary Borrower as accurate and complete as of a recent date, each of which shall be in form and substance reasonably satisfactory to the Required Lenders.

(k) Lease Form. The form of Lease, if any, to be used by Parent Borrower or such Subsidiary Borrower in connection with future leasing of such Mortgaged Property, which shall be in form and substance reasonably satisfactory to the Agent.

(l) Subordination Agreements. A Subordination, Attornment and Non-Disturbance Agreement from tenants of such Real Estate as required by the Agent.

(m) Estoppel Certificates. Estoppel certificates from tenants of such Real Estate as required by Agent, such certificates to be dated not more than thirty (30) days prior to the inclusion of such Real Estate in the Collateral, each such estoppel certificate to be in form and substance reasonably satisfactory to the Agent.

(n) Certificates of Insurance. Each of (i) a current certificate of insurance as to the insurance maintained by Parent Borrower or such Subsidiary Borrower on such Real Estate (including flood insurance if necessary) from the insurer or an independent insurance broker dated as of the date of determination, identifying insurers, types of insurance, insurance limits, and policy terms; (ii) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer); and (iii) such further information and certificates from Parent Borrower or such Subsidiary Borrower, its insurers and insurance brokers as the Agent may reasonably request, all of which shall be in compliance with the requirements of this Agreement.

(o) Property Condition Report. A property condition report from a firm of professional engineers or architects selected by Borrowers and reasonably acceptable to Agent (the “Inspector”) satisfactory in form and content to the Agent and the Required Lenders, dated not more than one hundred eighty (180) days prior to the inclusion of such Real Estate in the Collateral, addressing such matters as the Agent and the Required Lenders may reasonably require.

(p) Hazardous Substance Assessments. A hazardous waste site assessment report addressed to the Agent (or the subject of a reliance letter addressed to, and in a form reasonably satisfactory to, the Agent) concerning Hazardous Substances and asbestos on such Real Estate dated or updated not more than one hundred eighty (180) days prior to the inclusion of such Real Estate in the Collateral, from the Environmental Engineer, such report to contain no qualifications except those that are acceptable to the Required Lenders in their reasonable discretion and to otherwise be in form and substance reasonably satisfactory to the Agent in its sole discretion.

(q) Zoning and Land Use Compliance. Such evidence regarding zoning and land use compliance as the Agent may require and approve in its reasonable discretion.

(r) Certificate of Occupancy. A copy of the certificate(s) of occupancy issued to Parent Borrower or any Subsidiary Borrower for such parcel of Real Estate permitting the use

Schedule 1.2 – Page 2

and occupancy of the Building thereon (or a copy of the certificates of occupancy issued for such parcel of Real Estate and evidence satisfactory to the Agent that any previously issued certificate(s) of occupancy is not required to be reissued to Parent Borrower or any Subsidiary Borrower), or a legal opinion or certificate from the appropriate authority reasonably satisfactory to the Agent that no certificates of occupancy are necessary to the use and occupancy thereof.

(s) Appraisal. An Appraisal of such Real Estate, in form and substance satisfactory to the Agent and the Required Lenders as provided in §5.2 and dated not more than ninety (90) days prior to the inclusion of such Real Estate in the Collateral.

(t) Budget. An operating and capital expenditure budget for such Real Estate in form and substance reasonably satisfactory to the Required Lenders, together with a twelve (12) month cash flow projection. The capital expenditure budget for the Real Estate must show adequate reserves or cash flow to cover capital expenditure needs of the Real Estate.

(u) Operating Statements. Operating statements for such Real Estate in the form of such statements delivered to the Lenders under §7.4(e) covering each of the four fiscal quarters ending immediately prior to the addition of such Real Estate to the Collateral, to the extent available.

(v) Environmental Disclosure. Such evidence regarding compliance with §6.20(d) as Agent may reasonably require.

(w) Subsidiary Borrower Documents. With respect to Real Estate owned by a Subsidiary, the Joinder Agreement and such other documents, instruments, reports, assurances, or opinions as the Agent may reasonably require.

(x) Additional Documents. Such other agreements, documents, certificates, reports or assurances as the Agent may reasonably require.

Schedule 1.2 – Page 3

SCHEDULE 6.3

LIST OF ALL ENCUMBRANCES ON ASSETS

None.

Schedule 6.3 – Page 1

SCHEDULE 6.5

NO MATERIAL CHANGES

None.

Schedule 6.5 – Page 1

SCHEDULE 6.7

PENDING LITIGATION

None.

Schedule 6.7 – Page 1

SCHEDULE 6.15

CERTAIN TRANSACTIONS

None.

Schedule 6.20(d) – Page 1

SCHEDULE 6.21(a)

PARENT BORROWER SUBSIDIARIES

1.	Rhino Equity LLC

2.	Quill Equity LLC

3.	Lemur Properties LLC

4.	Porpoise Ventures LLC

5.	Tarantula Interests LLC

6.	Tarantula Ventures LLC

Each entity is directly or indirectly 100% owned by Parent Borrower.

Schedule 6.21(a) – Page 1

SCHEDULE 6.21(b)

UNCONSOLIDATED AFFILIATES OF PARENT BORROWER AND ITS

SUBSIDIARIES

None.

Schedule 6.21(b) – Page 1

SCHEDULE 6.22

EXCEPTIONS TO RENT ROLL

None.

Schedule 6.22 – Page 1

SCHEDULE 6.23

MANAGEMENT AGREEMENTS

1.	Management Agreement by and between Eden Ventures LLC and DFD Technical Services LLC, dated May 27, 2005, as assigned by Eden Ventures LLC to Rhino Interests LLC, effective December 19, 2005, as assigned from Rhino Interests LLC to Rhino Equity, effective August 7, 2007.

2.	Management Agreement by and between Quill Ventures LLC and DFD Technical Services LLC, dated December 19, 2005, as assigned by Quill Ventures LLC to Quill Equity LLC, effective August 7, 2007.

3.	Management Agreement by and between Lemur Properties LLC and DFD Technical Services LLC, dated March 27, 2003.

4.	Management Agreement by and between Porpoise Ventures and DFD Technical Services LLC, dated June 25, 2005.

5.	Asset Management Agreement by and between Eden Ventures LLC and DuPont Fabros Development LLC, as assigned by Eden Ventures LLC to Rhino Interests LLC, effective December 19, 2005, as assigned by Rhino Interests LLC to Rhino Equity LLC, effective August 7, 2007.

6.	Asset Management Agreement by and between Porpoise Ventures LLC and DuPont Fabros Development LLC, dated June 20, 2005.

Schedule 6.23 – Page 1

SCHEDULE 6.25

MATERIAL LOAN AGREEMENTS

LOAN DOCUMENTS IN CONNECTION WITH A $30,144,376 MORTGAGE LOAN FROM

LEHMAN BROTHERS HOLDINGS INC. (“LENDER”) TO TARANTULA VENTURES LLC (“BORROWER”)

(all Documents dated as of February 28, 2007)

1.	Loan Agreement by and between Lender and Borrower

2.	Promissory Note made by Borrower to the order of Lender

3.	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement executed by Borrower for the benefit of Lender

4.	Absolute Assignment of Leases and Rents executed by Borrower for the benefit of Lender

5.	Environmental and Hazardous Substance Indemnification Agreement executed by Borrower, Lammot J. du Pont and Hossein Fateh for the benefit of Lender

6.	Assignment of Agreements, Licenses, Permits and Contracts executed by Borrower for the benefit of Lender

7.	Borrower’s Certification (Purchase Agreement, Acquisition Documents and Borrower’s Ownership Chart) executed by Borrower for the benefit of Lender

8.	Borrower’s Certification (Representations and Warranties) executed by Borrower for the benefit of Lender

9.	Borrower’s Certification (Financial Statements and Equity Contributions) executed by Borrower for the benefit of Lender

10.	Certificate of Sources and Uses of Funds executed by Borrower for the benefit of Lender

11.	UCC-1 Financing Statement, as filed with the Delaware Secretary of State, naming Borrower as the “Debtor” and Lender as the “Secured Party”

12.	UCC-1 Financing Statement, as filed with the land records of Cook County, Illinois, naming Borrower as the “Debtor” and Lender as the “Secured Party”

Schedule 6.25 – Page 1

SCHEDULE 6.32

LBHI LOAN DOCUMENTS

1.	Revolving Credit Agreement by and between Lehman Brothers Holdings Inc. (“LBHI”), Hossein Fateh (“Fateh”) and Lammot J. du Pont (“du Pont”) (together, Fateh and du Pont are the “Borrower”) dated June 22, 2007, as amended by that certain First Amendment to Revolving Credit Agreement by and between LBHI and Borrower and dated as of the date of this Agreement.

2.	Promissory Note dated June 22, 2007 made by Borrower to LBHI, as amended by that certain First Amendment to Promissory Note by and between LBHI and Borrower and dated as of the date of this Agreement.

3.	Pledge and Security Agreements of du Pont and Fateh (all dated as of the date of this Agreement) and related UCC-1s for the following entities:

a.	Catapult Ventures LLC

b.	Catapult Management LLC

4.	Pledge and Security Agreements of Panda Interests LLC and Mercer Interests LLC (all dated as of the date of this Agreement) of their membership interests in, and related UCC-1s for, the following entities:

a.	Eden Management LLC

b.	Rhino Interests LLC

c.	Quill Ventures LLC

d.	Lemur Management LLC

e.	Lemur Ventures LLC

f.	Meerkat Interests LLC

g.	Safari Ventures LLC

5.	Pledge and Security Agreement of Lemur Management LLC dated as of the date of this Agreement, of its membership interests in, and related UCC-1s for, Lemur Ventures LLC.

6.	Pledge and Security Agreement of Meerkat Interests LLC dated as of the date of this Agreement, of its membership interests in, and related UCC-1s for, Safari Ventures LLC.

7.	Recognition Agreement by and between LBHI and KeyBank National Association, as Agent, dated as of the date of this Agreement.

Schedule 7.24 – Page 1

SCHEDULE 34

ASSIGNMENTS OF LOAN DOCUMENTS

Assignment and Acceptance of Loan Documents dated August 7, 2007 from Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., a Delaware corporation to KeyBank National Association, a national banking association, as Agent, assigning that certain promissory note dated June 28, 2005, made by Porpoise Ventures LLC, a Delaware limited liability company in the maximum principal amount of $110,530,000.00 and that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated June 28, 2005.

Assignment and Acceptance of Loan Documents dated August 7, 2007 from iStar FM Loans LLC, a Delaware limited liability company, successor-in-interest to Fremont Investment & Loan, a California industrial bank to KeyBank National Association, a national banking association, as Agent, assigning that certain Amended and Restated Secured Promissory Note dated July 7, 2006, made by Quill Ventures LLC, a Delaware limited liability company in the original principal amount of $126,650,000 and that certain Deed of Trust and Fixture Filing dated December 19, 2005.

Assignment and Acceptance of Loan Documents dated August 7, 2007 from iStar FM Loans LLC, a Delaware limited liability company, successor-in-interest to Fremont Investment & Loan, a California industrial bank to KeyBank National Association, a national banking association, as Agent, assigning that certain Increased, Amended and Restated Secured Promissory Note dated June 9, 2005, made by Eden Ventures LLC, a Delaware limited liability company in the maximum principal amount of $101,500,000 (as amended and assumed by Rhino Interests LLC, a Delaware limited liability company, pursuant to that certain First Amendment to Loan Documents dated December 19, 2005) and that certain Increased, Amended and Restated Deed of Trust and Fixture Filing dated June 9, 2005.

Assignment and Acceptance of Loan Documents dated August 7, 2007 from iStar FM Loans LLC, a Delaware limited liability company, successor-in-interest to Fremont Investment & Loan, a California industrial bank to KeyBank National Association, a national banking association, as Agent, assigning that certain Increased, Amended and Restated Secured Promissory Note dated August 14, 2006, made by Lemur Properties LLC, a Delaware limited liability company in the original principal amount of $65,000,000 and that certain Increased, Amended and Restated Deed of Trust and Fixture Filing dated August 14, 2006.

Schedule 7.24 – Page 1